Exhibit 10.1

YERBAE BRANDS CORP.

as the Corporation

and

ODYSSEY TRUST COMPANY

as the Trustee

CONVERTIBLE DEBENTURE INDENTURE
Providing for the Issue of Convertible Debentures

Dated as of April 13, 2023

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(continued)

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(continued)

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(continued

Article 13 - SUPPLEMENTAL INDENTURES		60
Section 13.1	Supplemental Indentures	60

Article 14 - EXECUTION AND FORMAL DATE		61
Section 14.1	Execution	61
Section 14.2	Formal Date	61

Schedule A	-	Form of Debenture

Schedule B	-	Form of Notice of Conversion

Schedule C	-	Common Share Legend

Schedule D	-	Form of Certificate of Transfer

Schedule E	-	Form of Certificate of Exchange

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convertible debenture indenture

THIS INDENTURE is made as of April 13, 2025 (this “Indenture”).

BETWEEN:

YERBAE BRANDS CORP., a corporation existing under the laws of the Province of British Columbia

(the “Corporation”)

AND:

ODYSSEY TRUST COMPANY, a trust company continued under the laws of Canada

(the “Trustee”)

WHEREAS:

A.	Pursuant to the terms of the Agency Agreement, the Corporation has agreed to sell, in one or more closings and on a private placement basis, an aggregate of up to 3,450 debenture units (the “Debenture Units”) (assuming the Agents’ Option is exercised in full) at a price of $1,000 per Debenture Unit, each such Debenture Unit consisting of (i) one Debenture in the principal amount of $1,000, and (ii) 714 Common Share purchase warrants, for total gross proceeds to the Corporation of up to $3,450,000 (the “Offering”). The Offering is being completed on a brokered basis through the Agents (the “Brokered Offering”);

B.	Pursuant to the terms of the Agency Agreement, the Corporation proposes to issue up to 3,450 Debentures in respect of the Offering in the manner herein set forth;

C.	The Corporation is duly authorized to create and issue the Debentures to be issued as herein provided;

D.	All acts and deeds necessary have been done and performed to make the Debentures, when created and issued as provided in this Indenture, legal, valid and binding upon the Corporation with the benefits and subject to the terms of this Indenture; and

E.	The foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation hereby appoints the Trustee as trustee to hold the rights, interests and benefits contained herein for and on behalf of those persons who from time to time become the holders of Debentures issued pursuant to this Indenture and the parties hereto agree as follows:

Article 1 – INTERPRETATION

Section 1.1 Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the meanings as set out below:

(1)	“90% Redemption Right” has the meaning ascribed thereto in Section 2.3(8)(b);

(2)	“Agency Agreement” means the agency agreement dated the date hereof between the Corporation and the Agents entered into in connection with the Brokered Offering;

(3)	“Agents” means, collectively, Beacon Securities Limited, Echelon Wealth Partners Inc. and Roth Canada Inc.;

(4)	“Agents’ Option” means the option granted by the Corporation to the Agents to increase the size of the Offering by up to an additional 450 Debenture Units (from 3,000 Debenture Units up to an aggregate of 3,450 Debenture Units);

(5)	“Applicable Securities Legislation” means applicable securities laws (including rules, regulations, policies and instruments) in each of the applicable provinces and territories of Canada, United States or any other jurisdiction (as may be applicable in the circumstances);

(6)	“Approved Bank” has the meaning ascribed thereto in Section 12.9;

(7)	“Auditors of the Corporation” means an independent firm of chartered professional accountants duly appointed as auditors of the Corporation, from time to time;

(8)	“Beneficial Holder” means any Person who holds a beneficial interest in a Debenture that is represented by a Debenture Certificate or an Uncertificated Debenture registered in the name of such person’s nominee or the Depository;

(9)	“Board of Directors” means the board of directors of the Corporation, as constituted from time to time;

(10)	“Book Based Only Debenture” means an Uncertificated Debenture which is held only by way of a book based (electronic) register maintained by the Trustee;

(11)	“Brokered Offering” has the meaning ascribed thereto in the recitals to this Indenture;

(12)	“Business Day” means any day other than a Saturday, Sunday or any other day that the Trustee and banking institutions in Vancouver, British Columbia or Toronto, Ontario are not generally open for business, and shall be a day on which the Exchange is open for trading;

(13)	“Change of Control” means: (i) any event as a result of or following which a Person or group of Persons acting jointly or in concert within the meaning of Applicable Securities Legislation, beneficially owns or exercises control or direction over an aggregate of more than 50% of the then outstanding Common Shares; (ii) the amalgamation, consolidation, arrangement, merger or other similar business combination transaction of the Corporation with or into any other Person unless the holders of voting shares of the Corporation immediately prior to such amalgamation, consolidation, arrangement, merger or other similar business combination transaction hold securities representing at least 50% of the voting control or direction of the Corporation or the successor entity upon completion of the amalgamation, consolidation, arrangement, merger or other similar business combination transaction; or (iii) the sale or other transfer of all or substantially all of the consolidated assets of the Corporation, unless the holders of voting shares of the Corporation immediately prior to such sale, merger, reorganization or other similar transaction hold securities representing 50% or more of the voting control or direction in the entity which has acquired such assets immediately following the completion of such transaction;

(14)	“Change of Control Notice” has the meaning ascribed thereto in Section 2.3(8)(a);

(15)	“Change of Control Purchase Date” has the meaning ascribed thereto in Section 2.3(8)(a);

(16)	“Change of Control Purchase Offer” has the meaning ascribed thereto in Section 2.3(8)(a);

(17)	“Closing” means each closing date of the sale of Debenture Units pursuant to a Written Direction of the Corporation;

(18)	“Common Shares” means the common shares in the capital of the Corporation, as such shares are constituted on the date of execution and delivery of this Indenture; provided that in the event of a change or a subdivision, revision, reduction, combination or consolidation thereof, any reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance or liquidation, dissolution or winding- up, or such successive changes, subdivisions, redivisions, reductions, combinations or consolidations, reclassifications, capital reorganizations, consolidations, amalgamations, arrangements, mergers, sales or conveyances or liquidations, dissolutions or windings-up, then, subject to adjustments, if any, having been made in accordance with the provisions of Section 5.4, “Common Shares” shall, as the context may require, mean the shares or other securities or property resulting from such change, subdivision, redivision, reduction, combination or consolidation, reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance or liquidation, dissolution or winding-up;

(19)	“Conversion Date” means the date of the conversion of Debentures in accordance with the provisions of Article 5;

(20)	“Conversion Price” means the dollar amount for which each Common Share may be issued from time to time upon the conversion of Debentures in accordance with the provisions of Article 5, and without limiting the generality of the foregoing, the Conversion Price for the Debentures is as set out in Section 2.3(6);

(21)	“Corporation” means Yerbae Brands Corp., and includes any successor to or of the Corporation which shall have complied with the provisions of Article 9;

(22)	“Counsel” means a barrister and/or solicitor or firm of barristers or solicitors retained or employed by the Trustee or retained or employed by the Corporation and reasonably acceptable to the Trustee, which may or may not be counsel for the Corporation;

(23)	“Current Market Price” means, at any date, (i) the VWAP of the Common Shares on the Exchange for the 10 consecutive Trading Days ending on the fifth (5th) Trading Day immediately preceding such date, or (ii) if the Common Shares are not listed on any stock exchange, then on such over-the-counter market as may be selected for such purpose by the directors of the Corporation, acting reasonably, or (iii) if the Common Shares are not traded on any recognized market or exchange, “Current Market Price” shall be the fair value of a Common Share as reasonably determined by the Board of Directors. The VWAP shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange, as the case may be, during the said 10 consecutive Trading Days by the total number of Common Shares, as the case may be, so sold;

(24)	“Date of Conversion” has the meaning ascribed thereto in Section 5.3(2);

(25)	“Debenture Certificate” means a certificate evidencing Debentures substantially in the form attached as Schedule A;

(26)	“Debenture Units” has the meaning ascribed thereto in the Recitals to this Indenture;

(27)	“Debentureholders” or “holders” means the Persons for the time being entered in the register for Debentures as registered holders of Debentures or any transferees of such Persons by endorsement or delivery;

(28)	“Debentures” means the unsecured convertible debentures of the Corporation designated as “6% Unsecured Convertible Debentures” and described in Section 2.3;

(29)	“Defeased Debentures” has the meaning ascribed thereto in Section 8.6(2);

(30)	“Depository” or “CDS” means CDS Clearing and Depository Services Inc. or such other person as is designated in writing by the Corporation to act as depository in respect of the Debentures;

(31)	“DRS” means the Direct Registration System maintained by the Trustee, in the case of the Debentures, or the Corporation’s transfer agent, in the case the of the Common Shares;

(32)	“DRS Advice” means the notification produced by the DRS evidencing ownership of the Debentures or Common Shares, as the case may be;

(33)	“Event of Default” has the meaning ascribed thereto in Section 7.1;

(34)	“Exchange” means the TSX Venture Exchange, or such other recognized stock exchange in Canada or the United States on which the Common Shares are then principally listed and posted for trading;

(35)	“Extraordinary Resolution” has the meaning ascribed thereto in Section 10.12;

(36)	“Fully Registered Debentures” means Debentures registered as to both principal and interest;

(37)	“Global Debenture” means a Debenture that is issued to and registered in the name of the Depository, or its nominee, pursuant to Section 2.1 for the purposes of being held by or on behalf of the Depository as custodian for participants in the Depository’s book-entry only registration system or non-certificated inventory system;

(38)	“IFRS” means International Financial Reporting Standards issued by the International Accounting Standards Board (including as further described in Section 1.16);

(39)	“Initial Closing” means the first Closing, which is expected to occur on or about April 13, 2023;

(40)	“Interest Payment Date” means a date specified in a Debenture as the date on which interest on such Debenture shall become due and payable;

(41)	“Internal Procedures” means in respect of the making of any one or more entries to, changes in or deletions of any one or more entries in the register of Debentureholders at any time (including without limitation, original issuance or registration of transfer of ownership) the minimum number of the Trustee’s internal procedures customary at such time for the entry, change or deletion made to be complete under the operating procedures followed by the time by the Trustee, it being understood that neither preparation and issuance shall constitute part of such procedures for any purpose of this definition;

(42)	“Issue Date” has the meaning ascribed thereto in Section 2.3(2);

(43)	“Market Price” has the meaning ascribed to it in the Policies of the Exchange;

(44)	“Material Subsidiary” means any Subsidiary of the Corporation which has assets equal to or greater than 10% of the consolidated assets of the Corporation and its Subsidiaries;

(45)	“Maturity Account” means an account or accounts required to be established by the Corporation (and which shall be maintained by and subject to the control of the Trustee) for the Debentures issued pursuant to and in accordance with this Indenture;

(46)	“Maturity Date” means the date specified for maturity of any Debentures, and has the meaning ascribed thereto in Section 2.3(2) for the Debentures;

(47)	“Merger Event” has the meaning ascribed thereto in Section 5.4(d);

(48)	“NI 62-104” means National Instrument 62-104 – Take-Over Bids and Issuer Bids;

(49)	“Offering” has the meaning ascribed thereto in the Recitals to this Indenture;

(50)	“Officer’s Certificate” means a certificate of the Corporation signed by any authorized officer or director of the Corporation, in their capacity as an officer or director of the Corporation, and not in their personal capacity (and without personal liability);

(51)	“Participant” means a Person recognized by CDS as a participant in the non-certificated inventory system administered by CDS;

(52)	“Person” includes an individual, corporation, company, partnership, joint venture, association, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof (and, for the purposes of the definition of “Change of Control”, in addition to the foregoing, “Person” shall include any syndicate or group that would be deemed to be a “Person” under NI 62-104);

(53)	“Regulation S” means Regulation S adopted by the SEC under the U.S. Securities Act;

(54)	“Restricted Debentures” means, collectively, the Restricted Uncertificated Debentures and Restricted Physical Debentures;

(55)	“Restricted Physical Debenture” means a definitive Debenture that bears the U.S. Legend;

(56)	“Restricted Uncertificated Debenture” means an Uncertificated Debenture that is marked to bear the U.S. Legend;

(57)	“SEC” means the United States Securities and Exchange Commission;

(58)	“Securities” has the meaning ascribed thereto in Section 2.11;

(59)	“Subsidiary” has the meaning ascribed thereto in the Securities Act (British Columbia);

(60)	“Tax Act” means the Income Tax Act (Canada), as amended;

(61)	“this Convertible Debenture Indenture”, “this Indenture”, “hereto”, “herein”, “hereby”, “hereof” and similar expressions mean and refer to this Indenture and any indenture, deed or instrument supplemental hereto; and the expressions “Article”, “Section”, “subsection” and “paragraph” followed by a number, letter or both mean and refer to the specified article, section, subsection or paragraph of this Indenture;

(62)	“Time of Expiry” means the time of expiry of certain rights with respect to the conversion of Debentures under Article 5 which is to be set forth separately in the form and terms for each the Debentures which by their terms are to be convertible, and has the meaning ascribed thereto in Section 2.3(6) with respect to the Debentures;

(63)	“Total Offer Price” has the meaning ascribed thereto in Section 2.3(8)(a);

(64)	“Trading Day” means, with respect to the Exchange or other market on which the Common Shares are then principally traded or quoted, any day on which such exchange or market is open for trading or quotation;

(65)	“Trustee” means Odyssey Trust Company, in its capacity as trustee for the Debentures, or its successor or successors from time to time;

(66)	“Uncertificated Debenture” means any Debenture which is not issued as part of a Debenture Certificate, including DRS Advices;

(67)	“Unclaimed Funds Return Date” has the meaning ascribed thereto in Section 2.3(8)(g);

(68)	“United States” or “U.S.” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(69)	“Unrestricted Debentures” means, collectively, the Unrestricted Physical Debentures and the Unrestricted Uncertificated Debentures;

(70)	“Unrestricted Physical Debenture” means a definitive Debenture that does not bear the U.S. Legend;

(71)	“Unrestricted Uncertificated Debenture” means a Debenture that is not marked to bear the U.S. Legend;

(72)	“U.S. Legend” has the meaning ascribed thereto in Section 2.11;

(73)	“U.S. Person” means a “U.S. person” as defined in Regulation S, and which includes but is not limited to, an individual resident in the United States, an estate or trust of which any executor, administrator or trustee is a U.S. person, and any corporation or partnership incorporated or organized under the laws of the United States;

(74)	“U.S. Purchaser” means (a) any U.S. Person that purchased Debentures, (b) any person that purchased Debentures on behalf of any U.S. Person or any person in the United States, (c) any purchaser of Debentures that received an offer for the Debentures while in the United States, (d) any person that was in the United States at the time the purchaser’s buy order was made or the subscription agreement for Debentures was executed or delivered;

(75)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

(76)	“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

(77)	“VWAP” means the per share volume weighted average trading price of the Common Shares for the applicable period (which must be calculated utilizing days in which the Common Shares actually trade) on the Exchange;

(78)	“Withholding Taxes” has the meaning ascribed to it in Section 6.10; and

(79)	“Written Direction of the Corporation” means an instrument in writing signed by any one officer or director of the Corporation.

Section 1.2 Meaning of “Outstanding”

Every Debenture certified and delivered by the Trustee or every Uncertificated Debenture authenticated by the Trustee by completing its Internal Procedures hereunder shall be deemed to be outstanding until it is cancelled, converted or redeemed or delivered to the Trustee for cancellation, conversion or redemption for monies and/or Common Shares, as the case may be, or the payment thereof shall have been set aside under Section 8.2, provided that:

(a)	Debentures which have been partially redeemed, purchased or converted shall be deemed to be outstanding only to the extent of the unredeemed, unpurchased or unconverted part of the principal amount thereof;

(b)	when a new Debenture has been issued in substitution for a Debenture which has been lost, stolen or destroyed, only one of such Debentures shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding; and

(c)	for the purposes of any provision of this Indenture entitling holders of outstanding Debentures to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, or to constitute a quorum of any meeting of Debentureholders, Debentures owned directly or indirectly, legally or equitably, by the Corporation shall be disregarded except that:

(i)	for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition or other instrument or action, or on the holders of Debentures present or represented at any meeting of Debentureholders, only the Debentures which the Trustee knows are so owned shall be so disregarded; and

(ii)	Debentures so owned which have been pledged in good faith other than to the Corporation shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Debentures, sign consents, requisitions or other instruments or take such other actions in his discretion free from the control of the Corporation or a Subsidiary of the Corporation.

Section 1.3 Interpretation

In this Indenture:

(a)	words importing the singular number or masculine gender shall include the plural number or the feminine or neuter genders, and vice versa;

(b)	all references to Articles and Schedules refer, unless otherwise specified, to articles of and schedules to this Indenture;

(c)	all references to Sections, subsections or clauses refer, unless otherwise specified, to Sections, subsections or clauses of this Indenture;

(d)	words and terms denoting inclusiveness (such as “include” or “includes” or “including”), whether or not so stated, are not limited by and do not imply limitation of their context or the words or phrases which precede or succeed them;

(e)	reference to any agreement or other instrument in writing means such agreement or other instrument in writing as amended, modified, replaced or supplemented from time to time;

(f)	unless otherwise indicated, reference to a statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time; and

(g)	unless otherwise indicated, time periods within which a payment is to be made or any other action is to be taken hereunder shall be calculated by including the day on which the period commences and excluding the day on which the period ends.

Section 1.4 Headings, etc.

The division of this Indenture into Articles and Sections, the provision of a Table of Contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or of the Debentures.

Section 1.5 Time of Essence

Time shall be of the essence of this Indenture.

Section 1.6 Monetary References

Whenever any amounts of money are referred to herein, such amounts shall be deemed to be in lawful money of the United States of America unless otherwise expressed.

Section 1.7 Invalidity, etc.

Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof.

Section 1.8 Language

Each of the parties hereto hereby acknowledges that it has consented to and requested that this Indenture and all documents relating hereto, including, without limiting the generality of the foregoing, the schedules to this Indenture, be drawn up in the English language only. Les parties aux presentes ont exige que la presente convention ainsi que taus les documents et avis qui s’y rattachent et/ou qui en decouleront soient rediges en la langue anglaise.

Section 1.9 Successors and Assigns

All covenants and agreements of the Corporation in this Indenture and the Debentures shall bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Trustee in this Indenture shall bind its successors.

Section 1.10 Severability

In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, such provision shall be deemed to be severed herefrom or therefrom and the validity, legality and enforceability of the remaining provisions shall not in any way be affected, prejudiced or impaired thereby.

Section 1.11 Entire Agreement

This Indenture and all supplemental indentures and Schedules hereto and thereto, and the Debentures issued hereunder and thereunder, together constitute the entire agreement between the parties hereto with respect to the indebtedness created hereunder and thereunder and under the Debentures and supersedes as of the date hereof all prior memoranda, agreements, negotiations, discussions and term sheets, whether oral or written, with respect to the indebtedness created hereunder or thereunder and under the Debentures.

Section 1.12 Benefits of Indenture

Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any paying agent, the holders of Debentures, and (to the extent provided in Section 7.5) the holders of Common Shares, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.13 Applicable Law and Attornment

This Indenture, any supplemental indenture and the Debentures shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts. Each of the parties hereto, which shall include the Debentureholders, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia with respect to all matters arising out of this Indenture and the transactions contemplated herein.

Section 1.14 Currency of Payment

Unless otherwise indicated in a supplemental indenture with respect to the Debentures, all payments to be made under this Indenture or any supplemental indenture shall be made in United States dollars.

Section 1.15 Non-Business Days

Whenever any payment to be made hereunder shall be due, any period of time would begin or end, any calculation is to be made or any other action is to be taken on, or as of, or from a period ending on, a day other than a Business Day, such payment shall be made, such period of time shall begin or end, such calculation shall be made and such other action shall be taken, as the case may be, unless otherwise specifically provided herein, on or as of the next succeeding Business Day without any additional interest, cost or charge to the Corporation.

Section 1.16 Accounting Terms

Except as hereinafter provided or as otherwise indicated in this Indenture, all calculations required or permitted to be made hereunder pursuant to the terms of this Indenture shall be made in accordance with IFRS. For greater certainty, IFRS shall include any accounting standards that may from time to time be approved for general application by the Canadian Institute of Chartered Accountants.

Section 1.17 Calculations

The Corporation shall be responsible for making all calculations called for hereunder including, without limitation, calculations of Current Market Price. The Corporation shall make such calculations in good faith and, absent manifest error, the Corporation’s calculations shall be final and binding on holders and the Trustee. The Corporation will provide a schedule of its calculations to the Trustee and the Trustee shall be entitled to rely conclusively on the accuracy of such calculations without independent verification.

Section 1.18 Schedules

(1)	The following Schedules are incorporated into and form part of this Indenture:

Schedule A – Form of Debenture

Schedule B – Form of Notice of Conversion

Schedule C – Common Share Legend

Schedule D – Form of Certificate of Transfer

Schedule E – Form of Certificate of Exchange

(2)	In the event of any inconsistency between the provisions of any Section of this Indenture and the provisions of the Schedules which form a part hereof, the provisions of this Indenture shall prevail to the extent of the inconsistency.

Article 2 - THE DEBENTURES

Section 2.1 Issue of Global Debentures

(1)	The Corporation may specify that the Debentures are to be issued in whole or in part as one or more Global Debentures, that may or may not be Book Based Only Debentures, registered in the name of a Depository, or its nominee, designated by the Corporation in the Written Direction of the Corporation delivered to the Trustee at the time of issue of such Debentures, and in such event the Corporation shall execute and the Trustee shall certify and deliver one or more Global Debentures that are not Book Based Only Debentures that shall:

(a)	represent an aggregate amount equal to the principal amount of the outstanding Debentures to be represented by one or more Global Debentures;

(b)	be released by the Trustee as instructed by the Corporation for further delivery to such Depository or pursuant to such Depository’s instructions; and

(c)	bear a legend substantially to the following effect, or as may otherwise be required by the Depository:

“THIS DEBENTURE IS A GLOBAL DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREIN REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS DEBENTURE MAY NOT BE TRANSFERRED TO OR EXCHANGED FOR DEBENTURES REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST INDENTURE DATED AS OF APRIL 13, 2023 BETWEEN YERBAE BRANDS CORP. AND ODYSSEY TRUST COMPANY (THE “INDENTURE”). EVERY DEBENTURE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS DEBENTURE SHALL BE A GLOBAL DEBENTURE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO YERBAE BRANDS CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.”

(2)	Each Depository designated for a Global Debenture must, at the time of its designation and at all times while it serves as such Depository, be a clearing agency registered or designated under the Applicable Securities Legislation of the jurisdiction where the Depository has its principal offices.

Section 2.2 Limit of Debentures

The aggregate principal amount of Debentures authorized to be issued under this Indenture is unlimited, but Debentures may be issued only upon and subject to the conditions and limitations herein set forth.

Section 2.3 Form and Terms of the Debentures

(1)	Unless otherwise agreed to by the Trustee and the Corporation, the Debentures authorized for issue immediately is limited to an aggregate principal amount of up to $3,450,000 at an issue price of $1,000 per Debenture and shall be designated as “6% Unsecured Convertible Debentures” and on the form as set out in Schedule A.

(2)	The Debentures may be issued on one or more dates (each date of issue of a Debenture being an “Issue Date”), shall be dated as of the applicable Issue Date, and all of the Debentures shall mature on April 30, 2025 (the “Maturity Date” for the Debentures).

(3)	The Debentures shall bear interest from the Initial Closing at the rate of 6% per annum (based on a year of 360 days comprised of twelve 30-day months), payable on the earlier of the Maturity Date or the Conversion Date, payable after as well as before maturity and after as well as before default, with interest on amounts in default at the same rate, compounded annually. The interest will be payable in Common Shares with the number of Common Shares to be determined at the Market Price of the Common Shares on the applicable Interest Payment Date. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day.

(4)	The Debentures will not be redeemable, except in the event of the satisfaction of certain conditions after a Change of Control has occurred as provided herein.

(5)	The Debentures will rank pari passu with all other Debentures issued under this Indenture or under indentures supplemental to this Indenture (regardless of their actual date or terms of issue) and, except as prescribed by law, with all other existing and future unsecured indebtedness of the Corporation.

(6)	Upon and subject to the provisions and conditions of Section 3.7 and Article 5, the holder of each Debenture shall have the right at such holder’s option, at any time prior to the close of business (5:00 p.m. Vancouver time) on the earlier of: (i) the Business Day immediately preceding the Maturity Date; or (ii) if subject to a repurchase pursuant to a Change of Control, on the Business Day immediately preceding the payment date (the earlier of which will be the “Time of Expiry” for the purposes of Article 5 in respect of the Debentures), to convert any part, being $1,000 or an integral multiples thereof, of the principal amount of a Debenture into Common Shares at the Conversion Price in effect on the Date of Conversion.

The Conversion Price in effect on the date hereof for each Common Share to be issued upon the conversion of Debentures shall be equal to $1.40 per Common Share such that 714 Common Shares shall be issued for each $1,000 principal amount of Debentures so converted. Except as provided below, no adjustment in the number of Common Shares to be issued upon conversion will be made for dividends or distributions on Common Shares issuable upon conversion, the record date for the payment of which precedes the date upon which the holder becomes a holder of Common Shares in accordance with Article 5. No fractional Common Shares will be issued, and the number of Common Shares so issuable will be rounded down to the nearest whole number and the holder of Debentures will not receive any consideration in respect of any such fraction. The Conversion Price applicable to, and the Common Shares, securities or other property receivable on the conversion of, the Debentures is subject to adjustment pursuant to the provisions of Section 5.4. Holders converting their Debentures will receive, in addition to the applicable number of Common Shares, accrued and unpaid interest (less any taxes required to be deducted) in respect of the Debentures surrendered for conversion up to but excluding the Date of Conversion from, and including, the Initial Closing, which interest will be payable in Common Shares with the number of Common Shares to be determined at the Market Price of the Common Shares on the applicable Interest Payment Date. The Conversion Price will not be adjusted for accrued interest.

A Debenture in respect of which a holder has accepted a Change of Control Purchase Offer pursuant to the provisions of Section 2.3(8) may be surrendered for conversion only if such notice is withdrawn in accordance with this Indenture.

(7)	The Debentures shall be issued in denominations of $1,000 and integral multiples of $1,000. Each Debenture and the certificate of the Trustee endorsed thereon shall be issued in substantially the form set out in Schedule A, with such insertions, omissions, substitutions or other variations as shall be required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform with general usage, all as may be determined by the directors or officers executing such Debenture in accordance with Section 2.5, as conclusively evidenced by their execution of a Debenture. Each Debenture shall additionally bear such distinguishing letters and numbers as the Trustee shall approve. Notwithstanding the foregoing, a Debenture may be in such other form or forms as may, from time to time, be, approved by a resolution of the Board of Directors, or as specified in an Officer’s Certificate. The Debentures may be engraved, lithographed, printed, mimeographed or typewritten or partly in one form and partly in another.

The Debentures shall be issued in the form of one or more Debenture Certificates, and as Uncertificated Debentures. Notwithstanding the foregoing, Debentures issued to U.S. Purchasers shall be issued only as Debenture Certificates.

(8)	Upon the consummation of a Change of Control, and subject to the provisions and conditions of this Section 2.3(8), the Corporation shall be obligated to offer to purchase all of the Debentures then outstanding (subject to the provisions and conditions of Section 2.3(6) and Article 5). The terms and conditions of such obligation are set forth below:

(a)	Promptly following the consummation of a Change of Control and in any event within 10 days following the occurrence of a Change of Control, the Corporation shall deliver to the Trustee, and the Trustee shall promptly deliver to the holders of the Debentures, a notice stating that there has been a Change of Control and specifying the date on which such Change of Control occurred and the circumstances or events giving rise to such Change of Control (a “Change of Control Notice”), together with an offer in writing (the “Change of Control Purchase Offer”) to purchase on the Change of Control Purchase Date (as hereinafter defined), all of the Debentures then outstanding from the holders thereof at a price per Debenture equal to 105% of the principal amount plus accrued and unpaid interest on such Debentures up to, but excluding the Change of Control Purchase Date (collectively, the “Total Offer Price”). The “Change of Control Purchase Date” shall be the date that is 30 days after the date of the Change of Control Notice and Change of Control Purchase Offer are delivered to holders of Debentures.

(b)	If 90% or more in aggregate principal amount of the Debentures outstanding on the date the Corporation provides the Change of Control Notice and the Change of Control Purchase Offer to holders of the Debentures have been tendered for purchase pursuant to the Change of Control Purchase Offer on the expiration thereof, the Corporation has the right upon written notice provided to the Trustee within 10 days following the expiration of the Change of Control Purchase Offer, to redeem all the Debentures remaining outstanding on the expiration of the Change of Control Purchase Offer at the Total Offer Price as at the Change of Control Purchase Date (the “90% Redemption Right”).

(c)	Upon receipt of notice that the Corporation has exercised or is exercising the 90% Redemption Right and is acquiring the remaining Debentures, the Trustee shall promptly provide written notice to each Debentureholder that did not previously accept the Change of Control Purchase Offer that:

(i)	the Corporation has exercised the 90% Redemption Right and is purchasing all outstanding Debentures effective on the expiry of the Change of Control Purchase Offer at the Total Offer Price, and shall include a calculation of the amount payable to such holder as payment of the Total Offer Price as at the Change of Control Purchase Date;

(ii)	each such holder must transfer their Debentures to the Trustee on the same terms as those holders that accepted the Change of Control Purchase Offer and must send their respective Debentures, duly endorsed for transfer, to the Trustee within 10 days after receipt of such notice; and

(iii)	the rights of such holder under the terms of the Debentures and this Indenture cease effective as of the date of expiry of the Change of Control Purchase Offer provided the Corporation has, on or before the time of notifying the Trustee of the exercise of the 90% Redemption Right, paid the Total Offer Price to, or to the order of, the Trustee and thereafter the Debentures shall not be considered to be outstanding and the holder shall not have any right except to receive such holder’s Total Offer Price upon surrender and delivery of such holder’s Debentures in accordance with the Indenture.

(d)	The Corporation shall, on or before 11:00 a.m. (Vancouver time) on the Business Day immediately prior to the Change of Control Purchase Date, deposit with the Trustee or any paying agent to the order of the Trustee, such sums of money as may be sufficient to pay the Total Offer Price of the Debentures to be purchased or redeemed by the Corporation on the Change of Control Purchase Date (less any tax required by law to be deducted in respect of accrued and unpaid interest), provided the Corporation may elect to satisfy this requirement by providing the Trustee with a certified cheque or wire transfer for such amounts required under this Section 2.3(8)(d). The Corporation shall also deposit with the Trustee a sum of money sufficient to pay any charges or expenses which may be incurred by the Trustee in connection with such purchase. Every such deposit shall be irrevocable. From the sums so deposited, the Trustee shall pay or cause to be paid to the holders of such Debentures, the Total Offer Price to which they are entitled (less any tax required by law to be deducted in respect of accrued and unpaid interest) on the Corporation’s purchase.

(e)	In the event that one or more of such Debentures being purchased in accordance with this Section 2.3(8) becomes subject to purchase in part only, upon surrender of such Debentures for payment of the Total Offer Price, the Corporation shall execute and the Trustee shall certify and deliver without charge to the holder thereof or upon the holder’s order, one or more new Debentures for the portion of the principal amount of the Debentures not purchased.

(f)	Debentures for which holders have accepted the Change of Control Purchase Offer and Debentures which the Corporation has elected to redeem in accordance with this Section 2.3(8) shall become due and payable at the Total Offer Price on the Change of Control Purchase Date, in the same manner and with the same effect as if it were the date of maturity specified in such Debentures, anything therein or herein to the contrary notwithstanding, and from and after the Change of Control Purchase Date, if the money necessary to purchase or redeem the Debentures shall have been deposited as provided in this Section 2.3(8) and affidavits or other proofs satisfactory to the Trustee as to the publication and/or mailing of such notices shall have been lodged with it, interest on the Debentures shall cease. If any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest.

(g)	In case the holder of any Debenture to be purchased or redeemed in accordance with this Section 2.3(8) shall fail on or before the Change of Control Purchase Date to so surrender such holder’s Debenture or shall not within such time accept payment of the monies payable or give such receipt therefor, if any, as the Trustee may require, such monies may be set aside in trust, without interest, either in the deposit department of the Trustee or in a chartered bank, and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside and the Debentureholder shall have no other right except to receive payment of the monies so paid and deposited upon surrender and delivery of such holder’s Debenture. In the event that any money required to be deposited hereunder with the Trustee or any depository or paying agent on account of principal, premium, if any, or interest, if any, on Debentures issued hereunder shall remain so deposited for a period of six years from the Change of Control Purchase Date, then such monies, together with any accumulated interest thereon, or any distributions paid thereon, shall at the end of such period be paid over or delivered over by the Trustee or such depository or paying agent to the Corporation and the Trustee shall not be responsible to Debentureholders for any amounts owing to them. Notwithstanding the foregoing, the Trustee will pay any remaining funds deposited hereunder on that date which is six years after the Change of Control Purchase Date (the “Unclaimed Funds Return Date”) to the Corporation upon receipt from the Corporation of an unconditional letter of credit from a Canadian chartered bank in an amount equal to or in excess of the amount of the remaining funds. If the remaining funds are paid to the Corporation prior to the Unclaimed Funds Return Date, the Corporation shall reimburse the Trustee for any amounts required to be paid by the Trustee to a holder of a Debenture pursuant to the Change of Control Purchase Offer after the date of such payment of the remaining funds to the Corporation but prior to the Unclaimed Funds Return Date.

(h)	Subject to the provisions above related to Debentures purchased in part, all Debentures redeemed and paid under this Section 2.3(8) shall forthwith be delivered to the Trustee and cancelled and no Debentures shall be issued in substitution therefor.

Section 2.4 Non-Certificated Deposit

(1)	Subject to the provisions hereof, at the Corporation’s option, the Debentures may be issued and registered in the name of CDS or its nominee and:

(a)	the deposit of which may be confirmed electronically by the Trustee to CDS; and

(b)	shall be identified by a specific CUSIP/ISIN as requested by the Corporation from CDS to identify the Debentures issued on each specific Issue Date.

(2)	If the Corporation issues Debentures in a non-certificated format, Beneficial Holders of such Debentures registered and deposited with CDS shall not receive Debenture Certificates in definitive form and shall not be considered owners or holders thereof under this Indenture or any supplemental indenture. Beneficial interests in Debentures registered and deposited with CDS will be represented only through the non-certificated inventory system administered by CDS. Transfers of Debentures registered and deposited with CDS between Participants shall occur in accordance with the rules and procedures of CDS. Neither the Corporation nor the Trustee shall have any responsibility or liability for any aspects of the records relating to or payments made by CDS or its nominee, on account of the beneficial interests in Debentures registered and deposited with CDS. Nothing herein shall prevent the Beneficial Holders of Debentures registered and deposited with CDS from voting such Debentures using duly executed proxies or voting instruction forms.

(3)	All references herein to actions by, notices given or payments made to Debentures shall, where Debentures are held through CDS, refer to actions taken by, or notices given or payments made to, CDS upon instruction from the Participants in accordance with its rules and procedures. For the purposes of any provision hereof requiring or permitting actions with the consent of or the direction of Debentureholders evidencing a specified percentage of the aggregate Debentures outstanding, such direction or consent may be given by Beneficial Holders acting through CDS and the Participants owning Debentures evidencing the requisite percentage of the Debentures. The rights of a Beneficial Holder whose Debentures are held established by law and agreements between such holders and CDS and the Participants upon instructions from the Participants. Each Trustee and the Corporation may deal with CDS for all purposes (including the making of payments) as the authorized representative of the respective Debentures and such dealing with CDS shall constitute satisfaction or performance, as applicable, of their respective obligations hereunder.

(4)	For so long as Debentures are held through CDS, if any notice or other communication is required to be given to Debentureholders, the Trustee will give such notices and communications to CDS.

(5)	If CDS resigns or is removed from its responsibility as Depository and the Trustee is unable or does not wish to locate a qualified successor, CDS shall provide the Trustee with instructions for registration of Debentures in the names and in the amounts specified by CDS and the Corporation shall issue and the Trustee shall certify and deliver the aggregate number of Debentures then outstanding in the form of definitive Debentures Certificates representing such Debentures.

(6)	The rights of Beneficial Holders who hold securities entitlements in respect of the Debentures through non-certificated inventory system administered by CDS shall be limited to those established by applicable law and agreements between the Depository and the Participants and between such Participants and the Beneficial Holders who hold securities entitlements in respect of the Debentures through the non-certificated inventory system administered by CDS, and such rights must be exercised through a Participant in accordance with the rules and procedures of the Depository.

(7)	Notwithstanding anything herein to the contrary, none of the Corporation nor the Trustee nor any agent thereof shall have any responsibility or liability for:

(a)	the electronic records maintained by the Depository relating to any ownership interests or other interests in the Debentures or the depository system maintained by the Depository, or payments made on account of any ownership interest or any other interest of any Person in any Debenture represented by an electronic position in the non- certificated inventory system administered by CDS (other than Depository or its nominee);

(b)	for maintaining, supervising or reviewing any records of the Depository or any Participant relating to any such interest; or

(c)	any advice or representation made or given by the Depository or those contained herein that relate to the rules and regulations of the Depository or any action to be taken by the Depository on its own direction or at the direction of any Participant.

(8)	The Corporation may terminate the application of this Section 2.4 in its sole discretion in which case all Debentures shall be evidenced by Debenture Certificates registered in the name of the Persons who beneficially own such Debentures and the Corporation shall deliver or cause to be delivered such Debenture Certificates to such Persons.

Section 2.5 Execution of Debentures

All Debentures shall be signed (either manually or by facsimile or other electronic signature) by any one authorized director or officer of the Corporation holding office at the time of signing. A facsimile or electronic signature upon a Debenture shall for all purposes of this Indenture be deemed to be the signature of the Person whose signature it purports to be. Notwithstanding that any Person whose signature, either manual or in facsimile or electronic form, appears on a Debenture as a director or officer may no longer hold such office at the date of the Debenture or at the date of the certification and delivery thereof, such Debenture shall be valid and binding upon the Corporation and entitled to the benefits of this Indenture.

Section 2.6 Certification

(1)	No Debenture shall be issued or, if issued, shall be obligatory or shall entitle the holder to the benefits of this Indenture, until it has been certified, subject to Section 2.6(3), by manual signature, by or on behalf of the Trustee substantially in the form set out in this Indenture, in the relevant supplemental indenture, or in some other form approved by the Trustee. Such certification or authentication of any Debenture shall be conclusive evidence that such Debenture is duly issued, is a valid obligation of the Corporation and the holder is entitled to the benefits hereof. Debentures will be authenticated on a Written Direction of the Corporation.

(2)	The certificate of the Trustee signed on the Debentures, or interim Debentures hereinafter mentioned, and the authentication of Uncertificated Debentures, shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debentures or interim Debentures or as to the issuance of the Debentures or interim Debentures and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or interim Debentures or any of them or the proceeds thereof. The certificate of the Trustee on the Debentures or interim Debentures, and the authentication of Uncertificated Debentures, shall, however, be a representation and warranty by the Trustee that the Debentures or interim Debentures have been duly certified by or on behalf of the Trustee pursuant to the provisions of this Indenture.

(3)	The Trustee shall certify Uncertificated Debentures (whether upon original issuance, exchange, registration of transfer or otherwise) by completing its Internal Procedures and the Corporation shall, and hereby acknowledges that it shall, thereupon be deemed to have duly and validly issued such Uncertificated Debentures have been duly issued hereunder and that the holder or holders are entitled to the benefits of this Indenture. The register shall be final and conclusive evidence as to all matters relating to Uncertificated Debentures with respect to which this Indenture requires the Trustee to maintain records or accounts. In case of differences between the register at any time and any other time the register at the later time shall be controlling, absent manifest error and such Uncertificated Debentures are binding on the Corporation.

Section 2.7 Mutilation, Loss, Theft or Destruction

In case any of the Debentures issued hereunder shall become mutilated or be lost, stolen or destroyed, the Corporation shall issue, and thereupon the Trustee shall certify and deliver, a new Debenture upon surrender and cancellation of the mutilated Debenture, or in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same, and the substituted Debenture shall be in a form approved by the Trustee and shall be entitled to the benefits of this Indenture and rank equally in accordance with its terms with all other Debentures issued or to be issued hereunder. In case of loss, theft or destruction the applicant for a substituted Debenture shall furnish to the Corporation and to the Trustee such evidence of the loss, theft or destruction of the Debenture as shall be satisfactory to them in their discretion, acting reasonably, and shall also furnish an indemnity and surety bond satisfactory to them in their discretion, acting reasonably. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Debenture.

Section 2.8 Concerning Interest

(1)	All Debentures issued hereunder, whether originally or upon exchange or in substitution for previously issued Debentures which are interest bearing, shall bear interest from and including the Initial Closing to the Maturity Date.

(2)	Unless otherwise specifically provided in the terms of the Debentures, interest shall be computed on the basis of a year of 360 days comprised of twelve 30-day months. With respect to the Debentures, whenever interest is computed on the basis of a year (the “deemed year”) which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

(3)	Notwithstanding any other provision hereof, the Corporation shall satisfy and pay accrued but unpaid interest on the Debentures by delivering to each holder of Debentures that number of Common Shares obtained by dividing the interest amount payable to such holder by the Market Price of the Common Shares on the applicable Interest Payment Date. The Corporation will issue such Common Shares as soon as reasonably practicable and no later than 5 days from such Interest Payment Date. Furthermore, the Corporation will provide the Trustee with an Officer’s Certificate setting out its calculations and the amount of Common Shares that will be Issued per $1,000 principal amount of Debentures so held by the Debentureholders.

Section 2.9 Debentures to Rank Pari Passu

The Debentures will be direct unsecured obligations of the Corporation. Each Debenture will rank pari passu with each other Debenture (regardless of their actual date or terms of issue) and, subject to statutory preferred exceptions, with all other present and future unsecured indebtedness of the Corporation.

Section 2.10 Payments of Amounts Due on Maturity

Except as may otherwise be provided herein or in any supplemental indenture in respect of the Debentures, payments of amounts due upon maturity of the Debentures will be made in the following manner. The Corporation will establish and maintain with the Trustee a Maturity Account for the Debentures. Each such Maturity Account shall be maintained by and be subject to the control of the Trustee for the purposes of this Indenture. On or before 11:00 a.m. (Vancouver time) on the Business Day immediately prior to each Maturity Date for Debentures outstanding from time to time under this Indenture, the Corporation will deliver to the Trustee a wire transfer for deposit in the applicable Maturity Account in an amount sufficient to pay the cash amount payable in respect of such Debentures (including the principal amount together with any accrued and unpaid interest thereon less any tax required by law to be deducted). The Trustee, on behalf of the Corporation, will pay to each holder entitled to receive payment the principal amount of and premium (if any) and accrued and unpaid interest on the Debenture, upon surrender of the Debenture at any branch of the Trustee designated for such purpose from time to time by the Corporation and the Trustee. The delivery of such funds to the Trustee for deposit to the applicable Maturity Account will satisfy and discharge the liability of the Corporation for the Debentures to which the delivery of funds relates to the extent of the amount delivered (plus the amount of any tax deducted as aforesaid) and such Debentures will thereafter to that extent not be considered as outstanding under this Indenture and such holder will have no other right in regard thereto other than to receive out of the money so delivered or made available the amount to which it is entitled. For greater certainty, interest shall cease to accrue on the Debentures upon the Maturity Date, provided the Trustee has received, by the Maturity Date, from the Corporation all funds due and payable on the Debentures.

Section 2.11 Legends

(1)	The Debentures and the Common Shares issuable upon conversion thereof (collectively, the “Securities”) have not been and will not be registered under the U.S. Securities Act or any state securities laws. All Debentures originally issued and sold to U.S. Purchasers in reliance on exemptions from registration under the U.S. Securities Act shall be, and the Common Shares issuable upon conversion, redemption or maturity thereof, may be, subject to the requirements of Rule 144 under the U.S. Securities Act, “restricted securities” within the meaning assigned to that term in Rule 144(a)(3) under the U.S. Securities Act, and may be issued in certificated form or under a separate restricted CUSIP number, and, until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or state securities laws, shall bear the following legend (the “US Legend”):

“THE SECURITIES REPRESENTED HEREBY [for Debentures add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF YERBAE BRANDS CORP. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS. PROVIDED THAT, IN THE CASE OF TRANSFERS PURSUANT TO CLAUSE (B) IF REQUIRED BY THE CORPORATION OR ITS TRANSFER AGENT, THE HOLDER FIRST FURNISHES TO THE CORPORATION AND ITS TRANSFER AGENT [for Debentures substitute: THE TRUSTEE] AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION AND ITS TRANSFER AGENT [for Debentures substitute: THE TRUSTEE] TO SUCH EFFECT. [For Common Shares issuable upon conversion add: THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”]

provided that if the Debentures or the Common Shares are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with Canadian local laws and regulations, and provided that the Corporation was a “foreign issuer” within the meaning of Regulation S at the time of issuance of the Debentures, such Securities may be transferred to an unrestricted CUSIP or the U.S. Legend may be removed by providing a declaration to the Trustee or the Corporation’s transfer agent, as applicable, substantially as set forth in Schedule D (or as the Corporation, and/or the Trustee or the Corporation’s transfer agent, as applicable, may prescribe from time to time), together with any other evidence reasonably requested by the Corporation and/or Trustee or the Corporation’s transfer agent, as applicable, which evidence may include an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Corporation and the Trustee or the Corporation’s transfer agent, as applicable, to the effect that the transfer is being made in compliance with Rule 904 of Regulation S.

(2)	The parties hereto hereby acknowledge and agree that the Securities may not be reoffered, or resold, pledged or otherwise transferred except: (i) to the Corporation or (ii) outside the United States in accordance with Regulation S and in compliance with applicable local laws and regulations.

(3)	Prior to the issuance of the Debentures, the Corporation shall notify the Trustee, in writing, concerning which Debentures are to be included in the Restricted Debentures, if any, which shall bear the U.S. Legend. All Securities issued pursuant to an exemption from registration under the

(4)	U.S. Securities Act shall bear the U.S. Legend. The Trustee will thereafter maintain a list of all registered holders from time to time of such legended Debentures. The Debentures issued and the Common Shares issuable upon conversion thereof, (if issued prior to the expiration of the applicable hold periods), if any, will bear or be deemed to bear the following legend in accordance with Applicable Securities Legislation unless the Corporation determines the same is not required or is no longer required pursuant to Applicable Securities Legislation:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE ISSUE DATE].”

Article 3 - REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP

Section 3.1 Global Debentures or Book Based Only Debentures

(1)	With respect to the Debentures issuable in whole or in part as one or more Global Debentures and/or as Book Based Only Debentures, the Corporation shall cause to be kept by and at the office of the Trustee, in Vancouver, British Columbia, and by the Trustee or such other registrar as the Corporation, with the approval of the Trustee, may appoint at such other place or places, if any, as the Corporation may designate with the approval of the Trustee, a register in which shall be entered the name and address of the holder of each such Global Debenture and/or Book Based Only Debenture as holder thereof and particulars of the Global Debenture and/or Book Based Only Debenture held by it, and of all transfers thereof. If any of the Debentures are at any time not Global Debentures or Book Based Only Debentures, the provisions of Section 3.2 shall govern with respect to registrations and transfers of such Debentures.

(2)	Notwithstanding any other provision of this Indenture, a Global Debenture or Book Based Only Debenture may not be transferred by the registered holder thereof and accordingly, no definitive certificates shall be issued to Beneficial Holders except in the following circumstances or as otherwise specified in a resolution of the Board of Directors, an Officer’s Certificate:

(a)	Global Debentures or Book Based Only Debentures may be transferred by a Depository to a nominee of such Depository or by a nominee of a Depository to such Depository or to another nominee of such Depository or by a Depository or its nominee to a successor Depository or its nominee;

(b)	Global Debentures or Book Based Only Debentures may be transferred at any time after (i) the Depository for such Global Debentures or Book Based Only Debentures, as the case may be, or the Corporation has notified the Trustee that the Depository is unwilling or unable to continue as Depository for such Global Debentures or Book Based Only Debentures, or (ii) the Depository ceases to be a clearing agency or otherwise ceases to be eligible to be a Depository under Section 2.1(2), provided in each case that at the time of such transfer the Trustee and the Corporation are unable to locate a qualified successor Depository for such Global Debentures or Book Based Only Debentures;

(c)	Global Debentures or Book Based Only Debentures may be transferred at any time after the Corporation has determined, in its sole discretion, with the consent of the Trustee to terminate the book-entry only registration system or book based entry, as the case may be, in respect of such Global Debentures or Book Based Only Debentures and has communicated such determination to the Trustee in writing;

(d)	Global Debentures or Book Based Only Debentures may be transferred at any time after the Trustee has determined that an Event of Default has occurred and is continuing with respect to the Debentures issued as a Global Debenture or Book Based Only Debentures, as the case may be, provided that Beneficial Holders of the Debentures representing, in the aggregate, more than 25% of the aggregate principal amount of the Debentures advise the Depository in writing, through the Depository Participants, that the continuation of the book-entry only registration system or book based entry, as applicable, for the Debentures is no longer in their best interest and also provided that at the time of such transfer the Trustee has not waived the Event of Default pursuant to Section 7.3;

(e)	Global Debentures or Book Based Only Debentures may be transferred if required by applicable law;

(f)	Global Debentures or Book Based Only Debentures may be transferred if the book-entry only registration system or book based entry, as applicable, ceases to exist; or

(g)	Global Debentures may be transferred if it is determined that they must bear a U.S. Legend (in which case they must be transferred or exchanged for Restricted Physical Debentures).

(3)	With respect to the Global Debentures, unless and until definitive certificates have been issued to Beneficial Holders of the Debentures pursuant to Section 3.1(2):

(a)	the Corporation and the Trustee may deal with the Depository for all purposes as the sole holder of the Debentures and the authorized representative of the Beneficial Holders;

(b)	the rights of the Beneficial Holders of the Debentures shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Beneficial Holders and the Depository or the Depository Participants;

(c)	the Depository will make book-entry or book based, as applicable, transfers among the Depository Participants; and

(d)	whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Debentureholders evidencing a specified percentage of the outstanding Debentures, the Depository shall be deemed to be counted in that percentage only to the extent that it has received instructions to such effect from the Beneficial Holders of the Debentures or the Depository Participants, and has delivered such instructions to the Trustee.

(4)	Whenever a notice or other communication is required to be provided to Debentureholders, unless and until definitive certificate(s) have been issued to Beneficial Holders of the Debentures pursuant to this Section 3.1, the Trustee shall provide all such notices and communications to the Depository for forwarding by the Depository to such Beneficial Holders in accordance with Applicable Securities Legislation. Upon the termination of the book-entry only registration system or book based entry, as applicable, on the occurrence of one of the conditions specified in Section 3.1(2) with respect to the Debentures issued hereunder, the Trustee shall notify all applicable Depository Participants and Beneficial Holders, through the Depository, of the availability of definitive Debenture Certificates. Upon surrender by the Depository of the certificate(s) representing the Global Debentures and receipt of new registration instructions from the Depository, the Trustee shall deliver the definitive Debenture Certificates for such Debentures to the holders thereof in accordance with the new registration instructions and thereafter, the registration and transfer of such Debentures will be governed by Section 3.2 and the remaining Sections of this Article 3, as applicable.

(5)	Notwithstanding any other provisions of this Indenture or the Debentures, transfers and exchanges of Debentures and beneficial interests in Global Debentures shall be made in accordance the applicable rules and guidelines of the Securities Transfer Association of Canada.

(6)	Notwithstanding any provisions made in this Indenture for the issuance, certification and authentication of Debentures in physical form as Debentures or Global Debentures, the Debentures, other than Debentures issued to U.S. Purchasers, issued under the terms of this Indenture may also be issued to the Depository in book based only form, non- certificated and appearing on the register of the Trustee as a book based entry. In the absence of any physical securities being created for certification by the Corporation and authentication by the Trustee both at the initial issuance of the Debentures and at the time of any subsequent additional issuance of Debentures pursuant to the terms of a supplemental indenture, confirmation of the due issuance and validity of any Debentures shall be based upon the comparison of the Debentures in quantity and description appearing under the relevant broker’s instant deposit request identification number to the quantity and description of Debentures as detailed in the Written Direction of the Corporation addressed to the Trustee and to the broker upon whose posting of the Book Based Only Debentures to the book entry records of the Depository on a non-certificated basis on which both the Corporation and the Trustee shall depend. It is the responsibility of the Corporation to make the necessary arrangements with its broker or brokers to obtain, in a timely manner, the necessary instant deposit request identification number to facilitate the issuance of non-certificated Book Based Only Debentures.

(7)	In the establishment and maintenance of a non-certificated Book Based Only Debenture issue, the Trustee shall maintain such a record on its register for Debentures in book based form only. Transfers of Debentures appearing on the register of the Depository shall otherwise occur as provided for in this Indenture. The parties hereto further recognize that, notwithstanding the issuance of Book Based Only Debentures, conversions of Debentures shall occur as contemplated by the terms of this Indenture but the Trustee is permitted to employ whatever reasonable means it may from time to time require in order to guarantee the unhindered (but subject to the terms and conditions hereof) conversion of such Debentures appearing on the register for Debentures in book based only form by making whatever arrangements are deemed necessary by it with the Depository.

(8)	At the time of the execution of this Indenture, the parties hereto understand that no declarations or other paper certificates or documentation will be required in order to effect conversions of Debentures held by Persons in the United States. If at any time subsequent to the initial issuance of Debentures it is determined by the Depository, the Trustee, the Corporation or legal counsel that physical declarations or other paper documentation are required for conversions or otherwise, the parties hereto and the Debentureholders acknowledge that the Trustee may be obliged to require the Debentures held by such Persons converting their Debentures to be certificated rather than held in book based form.

Section 3.2 Fully Registered Debentures

(1)	With respect to Debentures issuable as Fully Registered Debentures, the Corporation shall cause to be kept by and at office of the Trustee, in Vancouver, British Columbia, and by the Trustee or such other registrar as the Corporation, with the approval of the Trustee, may appoint at such other place or places, if any, as may be specified in the Debentures or as the Corporation may designate with the approval of the Trustee, a register in which shall be entered the names and addresses of the holders of Fully Registered Debentures and particulars of the Debentures held by them respectively and of all transfers of Fully Registered Debentures. Such registration shall be noted on the Debentures by the Trustee or other registrar unless a new Debenture shall be issued upon such transfer.

(2)	No transfer of a Fully Registered Debenture shall be valid unless made on such register referred to in Section 3.2(1) by the registered holder or such holder’s executors, administrators or other legal representatives or an attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee or other registrar upon surrender of the Debentures together with a duly executed form of transfer acceptable to the Trustee upon compliance with such other reasonable requirements as the Trustee or other registrar may prescribe, or unless the name of the transferee shall have been noted on the Debenture by the Trustee or other registrar.

(3)	Notwithstanding any other provisions in this Indenture or the Debentures, transfers and exchanges of Restricted Debentures shall be made in accordance with this Section 3.2(3):

(a)	an interest in a Restricted Uncertificated Debenture may be exchanged by any holder thereof for an interest in an Unrestricted Uncertificated Debenture or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Uncertificated Debenture if the Trustee receives the following:

(i)	if the holder of such interest in a Restricted Uncertificated Debenture proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Uncertificated Debenture, a certificate from such holder in the form of Schedule E, including the certifications in item (1)(a) thereof; or

(ii)	if the holder of such beneficial interest in a Restricted Uncertificated Debenture proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Uncertificated Debenture, a certificate from such holder in the form of Schedule D, including the certifications in items (2) or (3) thereof;

and, in each such case set forth in this Section 3.2(3)(a), an opinion of counsel in form and substance reasonably acceptable to the Corporation and the Trustee to the effect that such transfer or exchange is in compliance with the U.S. Securities Act and all applicable state securities laws.

(b)	a Restricted Physical Debenture may be exchanged by the holder thereof for an Unrestricted Physical Debenture or transferred to a Person who takes delivery thereof in the form of an Unrestricted Physical Debenture if the Trustee receives the following:

(i)	if the holder of such Restricted Physical Debenture proposes to exchange such Debenture for an Unrestricted Physical Debenture, a certificate from such holder in the form of Schedule E, including the certifications in item (1)(b) thereof; or

(ii)	if the holder of such Restricted Physical Debenture proposes to transfer such Debenture to a Person who shall take delivery thereof in the form of an Unrestricted Physical Debenture, a certificate from such holder in the form of Schedule D, including the certifications in item (2) or (3) thereof;

and, in each such case set forth in this Section 3.2(3)(b), an opinion of counsel in form reasonably acceptable to the Corporation and the Trustee to the effect that such transfer or exchange is in compliance with the U.S. Securities Act and all applicable state securities laws.

Section 3.3 Transferee Entitled to Registration

The transferee of a Debenture shall be entitled, after the appropriate form of transfer is lodged with the Trustee or other registrar and upon compliance with all other conditions in that behalf required by this Indenture or by law, to be entered on the register as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Debenture, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. Upon surrender for registration of transfer of Debentures, the Corporation shall issue and thereupon the Trustee shall certify and deliver a new Debenture Certificate or confirm the electronic deposit of Uncertificated Debentures of like tenor in the name of the designated transferee and register such transfer in accordance with Section 3.2. If less than all the Debentures evidenced by the Debenture Certificate(s) or Uncertificated Debentures so surrendered are transferred, the transferor shall be entitled to receive, in the same manner, a new Debenture Certificate or electronically deposited Uncertificated Debentures registered in his name evidencing the Debentures not transferred.

Section 3.4 No Notice of Trusts

Neither the Corporation nor the Trustee nor any registrar shall be bound to take notice of or see to the execution of any trust (other than that created by this Indenture) whether express, implied or constructive, in respect of any Debenture, and may transfer the same on the direction of the Person registered as the holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

Section 3.5 Registers Open for Inspection

The registers referred to in Section 3.1 and Section 3.2 shall at all reasonable times be open for inspection by the Corporation, the Trustee or any Debentureholder. Every registrar, including the Trustee, shall from time to time when requested so to do by the Corporation, in writing, furnish the Corporation with a list of names and addresses of holders of registered Debentures entered on the register kept by them and showing the principal amount and serial numbers of the Debentures held by each such holder.

Section 3.6 Exchanges of Debentures

(1)	Subject to Section 3.1, Section 3.2 and Section 3.7, Debentures in any authorized form or denomination, other than Uncertificated Debentures, may be exchanged for Debentures in any other authorized form or denomination, of the same series and date of maturity, bearing the same interest rate and of the same aggregate principal amount as the Debentures so exchanged.

(2)	In respect of exchanges of Debentures permitted by Section 3.6(1), Debentures may be exchanged only at the office of the Trustee in Vancouver, British Columbia, or at such other place or places, if any, as may be specified in the Debentures and at such other place or places as may from time to time be designated by the Corporation with the approval of the Trustee. Any Debentures tendered for exchange shall be surrendered to the Trustee. The Corporation shall execute and the Trustee shall certify all Debentures necessary to carry out exchanges as aforesaid. All Debentures surrendered for exchange shall be cancelled.

(3)	Debentures issued in exchange for Debentures which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect.

Section 3.7 Closing of Registers

(1)	Neither the Corporation nor the Trustee nor any registrar shall be required to:

(a)	make exchanges of any Debentures which will have been selected or called for redemption unless upon due presentation thereof for redemption such Debentures shall not be redeemed, as the register for the Debentures shall be closed in respect of such actions on such dates; or

(b)	make conversions of any Debentures the Business Day immediately preceding the Maturity Date for such Debentures or during such greater period prior to an applicable maturity date as directed in writing by the Corporation (which period shall not exceed the five (5) Business Days preceding the applicable maturity date).

(2)	Subject to any restriction herein provided, the Corporation with the approval of the Trustee may at any time close any register for the Debentures, other than those kept at the principal transfer office of the Trustee in Vancouver, British Columbia, and transfer the registration of any Debentures registered thereon to another register (which may be an existing register) and thereafter such Debentures shall be deemed to be registered on such other register. Notice of such transfer shall be given to the holders of such Debentures.

Section 3.8 Charges for Registration, Transfer and Exchange

For each Debenture exchanged, registered, transferred or discharged from registration, the Trustee or other registrar, except as otherwise herein provided, may make a reasonable charge for its services and in addition may charge a reasonable sum for each new Debenture issued (such amounts to be agreed upon from time to time by the Trustee and the Corporation), and payment of such charges and reimbursement of the Trustee or other registrar for any stamp taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto. Notwithstanding the foregoing provisions, no charge shall be made to a Debentureholder hereunder:

(a)	for any exchange, registration, transfer or discharge from registration of any Debenture applied for within a period of two months from the date of the first delivery of Debentures within a period of two months from the date of delivery of any such Debenture; or

(b)	for any exchange of an Uncertificated Debenture as contemplated in Section 3.1.

Section 3.9 Ownership of Debentures

(1)	Unless otherwise required by law, the Person in whose name any registered Debenture is registered shall for all purposes of this Indenture be and be deemed to be the owner thereof and payment of or on account of the principal of and premium, if any, on such Debenture and interest thereon shall be made to such registered holder.

(2)	The registered holder for the time being of any registered Debenture shall be entitled to the principal, premium, if any, and/or interest evidenced by such instruments, respectively, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such registered holder for any such principal, premium or interest shall be a good discharge to the Trustee, any registrar and to the Corporation for the same and none shall be bound to inquire into the title of any such registered holder.

(3)	Where Debentures are registered in more than one name, the principal, premium, if any, and interest from time to time payable in respect thereof may be paid to the order of all such holders, failing written instructions from them to the contrary, and the receipt of any one of such holders therefor shall be a valid discharge, to the Trustee, any registrar and to the Corporation.

(4)	In the case of the death of one or more joint holders of any Debenture the principal, premium, if any, and interest from time to time payable thereon may be paid to the order of the survivor or survivors of such registered holders and the receipt of any such survivor or survivors therefor shall be a valid discharge to the Trustee and any registrar and to the Corporation.

Article 4 - PURCHASE OF DEBENTURES

Section 4.1 Purchase of Debentures by the Corporation

(1)	Unless otherwise specifically provided with respect to the Debentures, the Corporation may, if it is not at the time in default hereunder, at any time and from time to time, purchase Debentures by tender or by contract, at any price. All Debentures so purchased will be delivered to the Trustee and shall be cancelled and no Debentures shall be issued in substitution therefor.

(2)	If, upon an invitation for tenders, more Debentures are tendered at the same lowest price than the Corporation is prepared to accept, the Debentures to be purchased by the Corporation shall be selected by the Trustee on a pro rata basis from the Debentures tendered by each tendering Debentureholder who tendered at such lowest price. For this purpose the Trustee may make, and from time to time amend, regulations with respect to the manner in which Debentures may be so selected, and regulations so made shall be valid and binding upon all Debentureholders, notwithstanding the fact that as a result thereof one or more of such Debentures become subject to purchase in part only. The holder of a Debenture of which a part only is purchased, upon surrender of such Debenture for payment, shall be entitled to receive, without expense to such holder, one or more new Debentures for the unpurchased part so surrendered, and the Trustee shall certify and deliver such new Debenture or Debentures upon receipt of the Debenture so surrendered or, with respect to an Uncertificated Debenture, the Depository shall electronically deposit the unpurchased part so surrendered.

Section 4.2 Deposit of Purchase Funds

The Corporation shall, on or before 11:00 a.m. (Vancouver time) on the Business Day immediately prior to the date determined for any purchase of Debentures pursuant to Section 4.1, deposit with the Trustee or any paying agent to the order of the Trustee, such sums of money as may be sufficient to pay the purchase price of the Debentures to be purchased by the Corporation (less any tax required by law to be deducted in respect of accrued and unpaid interest), provided the Corporation may elect to satisfy this requirement by providing the Trustee with a certified cheque or wire transfer for such amounts required under this Section 4.2. The Corporation shall also deposit with the Trustee a sum of money sufficient to pay any charges or expenses which may be incurred by the Trustee in connection with such purchase. Every such deposit shall be irrevocable. From the sums so deposited, the Trustee shall pay or cause to be paid to the holders of such Debentures, the aggregate purchase price to which they are entitled (less any tax required by law to be deducted in respect of accrued and unpaid interest) on the Corporation’s purchase pursuant to Section 4.1.

Article 5 - CONVERSION OF DEBENTURES

Section 5.1 Applicability of Article

(1)	Any Debentures issued hereunder will be convertible into Common Shares or other securities of the Corporation, at such conversion rate or rates, and on such date or dates and in accordance with such other provisions as shall have been determined at the time of issue of such Debentures and shall have been expressed in this Indenture (including Section 2.3(6) and Section 3.7 hereof), in such Debentures, in an Officer’s Certificate, or in a supplemental indenture authorizing or providing for the issue thereof.

(2)	Such right of conversion shall extend only to the maximum number of whole Common Shares into which the aggregate principal amount of the Debenture or Debentures surrendered for conversion at any one time by the holder thereof may be converted. Fractional interests in Common Shares shall be adjusted for in the manner provided in Section 5.5.

Section 5.2 Revival of Right to Convert

If the redemption of any Debenture called for redemption by the Corporation is not made or the payment of the purchase price of any Debenture which has been tendered in acceptance of an offer by the Corporation to purchase Debentures for cancellation is not made, in the case of a redemption upon due surrender of such Debenture or in the case of a purchase on the date on which such purchase is required to be made, as the case may be, then, provided the Time of Expiry has not passed, the right to convert such Debentures shall revive and continue as if such Debenture had not been called for redemption or tendered in acceptance of the Corporation’s offer, respectively.

Section 5.3 Manner of Exercise of Right to Convert

(1)	The holder of a Debenture desiring to convert such Debenture in whole or in part into Common Shares shall surrender such Debenture to the Trustee at its principal office in Vancouver, British Columbia, such office being the principal transfer office of the Trustee, together with the conversion notice in the form of Schedule B to the Debenture or any other written notice in a form satisfactory to the Trustee, duly executed by the holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, exercising his right to convert such Debenture in accordance with the provisions of this Article; provided that with respect to an Uncertificated Debenture, registration and surrender of interests in the Debentures will be made only through the Depository’s non-certificated system. Thereupon such Debentureholder or, subject to payment of all applicable stamp or security transfer taxes or other governmental charges and compliance with all reasonable requirements of the Trustee, his nominee(s) or assignee(s) shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in Section 5.3(2)) as the holder of the number of Common Shares, as applicable, into which such Debenture is convertible in accordance with the provisions of this Article and, as soon as practicable thereafter, the Corporation shall deliver to such Debentureholder or, subject as aforesaid, his nominee(s) or assignee(s), a certificate or certificates for such Common Shares or deposit such Common Shares through the Depository’s non-certificated system and make or cause to be made any payment of interest to which such holder is entitled in accordance with Section 5.3(5). With respect to a Global Debenture, the obligation to surrender a Debenture to the Trustee shall be satisfied if the Trustee makes a notation on the Global Debenture of the principal amount thereof so converted and the Trustee is provided with all other documentation which it may request.

(2)	For the purposes of this Article, a Debenture shall be deemed to be surrendered for conversion on the date (herein called the “Date of Conversion”) on which it is so surrendered when the register of the Trustee is open and in accordance with the provisions of this Article or, in the case of an Uncertificated Debenture which the Trustee received notice of and all necessary documentation in respect of the exercise of the conversion rights and, in the case of a Debenture so surrendered by mail or other means of transmission, on the date on which it is received by the Trustee at its principal office in Vancouver, British Columbia as specified in Section 5.3(1) provided that if a Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person or Persons entitled to receive Common Shares shall become the holder or holders of record of such Common Shares as at the date on which such registers are next reopened.

(3)	Any part, being $1,000 or an integral multiple thereof, of a Debenture in a denomination in excess of $1,000 may be converted as provided in this Article and all references in this Indenture to conversion of Debentures shall be deemed to include conversion of such parts.

(4)	The holder of any Debenture of which only a part is converted shall, upon the exercise of their right of conversion surrender such Debenture to the Trustee in accordance with Section 5.3(1), and the Trustee shall cancel the same and shall without charge forthwith certify and deliver to the holder a new Debenture or Debentures in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered or, with respect to an Uncertificated Debenture, registration and surrender of interests in the Debentures will be made only through the Depository’s non-certificated system.

(5)	The holder of a Debenture surrendered for conversion in accordance with this Section 5.3 shall be entitled to receive accrued and unpaid interest in respect thereof, in Common Shares to be determined at the Market Price of the Common Shares on the applicable Interest Payment Date, up to but excluding the Date of Conversion and the Common Shares issued upon such conversion shall rank only in respect of distributions or dividends declared in favour of shareholders of record on and after the Date of Conversion or such later date as such holder shall become the holder of record of such Common Shares pursuant to Section 5.3(2), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

Section 5.4 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as set forth below.

(a)	If and whenever at any time prior to the Time of Expiry the Corporation shall

(i)	subdivide or redivide the outstanding Common Shares into a greater number of shares,

(ii)	reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or

(iii)	issue Common Shares or securities exchangeable or convertible into Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a dividend or distribution (other than the issue of Common Shares to holders of Common Shares who have elected to receive dividends or distributions in the form of Common Shares in lieu of cash dividends or cash distributions paid in the ordinary course on the Common Shares), the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a dividend or distribution, as the case may be, shall in the case of any of the events referred to in (i) and (iii) above be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision, redivision or dividend, or shall, in the case of any of the events referred to in (ii) above, be increased in proportion to the number of outstanding Common Shares resulting from such reduction, combination or consolidation. Such adjustment shall be made successively whenever any event referred to in this Section 5.4(a) shall occur. Any such issue of Common Shares by way of a dividend or distribution shall be deemed to have been made on the record date for the dividend or distribution for the purpose of calculating the number of outstanding Common Shares under subsections (c) and (d) of this Section 5.4.

(b)	If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the payment of a cash dividend or distribution to the holders of all or substantially all of the outstanding Common Shares, the Conversion Price shall be adjusted immediately after such record date so that it shall be equal to the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the denominator shall be the Current Market Price on such record date and of which the numerator shall be the Current Market Price on such record date minus the amount in cash per Common Share distributed to holders of Common Shares. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such cash dividend or distribution is not paid, the Conversion Price shall be re-adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

(c)	If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the issuance of options, rights or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on such record date, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such options, rights or warrants are not so issued or any such options, rights or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be re-adjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon the number of Common Shares (or securities convertible into Common Shares) actually issued upon the exercise of such options, rights or warrants were included in such fraction, as the case may be.

(d)	If and whenever at any time prior to the Time of Expiry, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in Section 5.4(a) or a consolidation, amalgamation, arrangement, share exchange, merger of the Corporation with or into any other Person or other entity or acquisition of the Corporation or other combination pursuant to which the Common Shares are converted into or acquired for cash, securities or other property; or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other Person (other than a direct or indirect wholly- owned Subsidiary of the Corporation) or other entity or a liquidation, dissolution or winding-up of the Corporation (any such event, a “Merger Event”), any holder of a Debenture who has not exercised its right of conversion prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, such amount of cash or the number of shares or other securities or property of the Corporation or of the Person or other entity resulting from such merger, amalgamation, arrangement, acquisition, combination or consolidation, or to which such sale or conveyance may be made or which holders of Common Shares receive pursuant to such liquidation, dissolution or winding- up, as the case may be, that such holder of a Debenture would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, if, on the record date or the effective date thereof, as the case may be, the holder had been the registered holder of the number of Common Shares sought to be acquired by it and to which it was entitled to acquire upon the exercise of the conversion right, subject to Section 5.4(m). If determined appropriate by the Board of Directors, to give effect to or to evidence the provisions of this Section 5.4(d), the Corporation, its successor, or such purchasing Person or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the holder of Debentures to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any cash, shares or other securities or property to which a holder of Debentures is entitled on the exercise of its acquisition rights thereafter. Any indenture entered into between the Corporation and the Trustee pursuant to the provisions of this Section 5.4(d) shall be a supplemental indenture entered into pursuant to the provisions of Article 13. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing Person or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 5.4(d) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, share exchanges, acquisitions, combinations, sales or conveyances. For greater certainty, nothing in this Section 5.4(d) shall affect or reduce the requirement for any Person to make a Change of Control Purchase Offer, and notice of any transaction to which this Section 5.4(d) applies shall be given in accordance with Section 5.9.

The Corporation shall not become a party to any Merger Event unless its terms are consistent with this Section 5.4(d).

(e)	If the Corporation shall make a distribution to all or substantially all of the holders of Common Shares of shares in the capital of the Corporation, other than Common Shares, or evidences of indebtedness or other assets of the Corporation, including securities (but excluding (i) any issuance of rights or warrants for which an adjustment was made pursuant to Section 5.4(c), and (ii) any dividend or distribution paid exclusively in cash) (the “Distributed Securities”), then in each such case (unless the Corporation at its option chooses to distribute such Distributed Securities to the holders of Debentures on such dividend or distribution date (as if each holder had converted such Debenture into Common Shares immediately preceding the record date with respect to such distribution)) the Conversion Price in effect immediately preceding the record date fixed for the determination of shareholders entitled to receive such dividend or distribution shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately preceding such record date by a fraction of which the denominator shall be the Current Market Price on such record date and of which the numerator shall be Current Market Price on such record date less the fair value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value, subject to approval by the Exchange (as applicable), and which shall be evidenced by an Officer’s Certificate delivered to the Trustee) on such record date of the portion the Distributed Securities so distributed applicable to one Common Share (determined on the basis of the number of Common Shares outstanding at the close of business on such record date). Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared. If the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one Common Share is equal to or greater than the Current Market Price on such record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of a Debenture shall have the right to receive upon conversion the amount of Distributed Securities so distributed that such holder would have received had such holder converted each Debenture on such record date. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 5.4(e) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price.

Notwithstanding the foregoing, if the securities distributed by the Corporation to all holders of its Common Shares consist of capital stock of, or similar equity interests in, a Subsidiary or other business of the Corporation (the “Spinoff Securities”), the Conversion Price shall be adjusted, unless the Corporation makes an equivalent distribution to the holders of Debentures, so that the same shall be equal to the rate determined by multiplying the Conversion Price in effect on the record date fixed for the determination of shareholders entitled to receive such distribution by a fraction, the denominator of which shall be the sum of (A) the weighted average trading price of one Common Share over the 20 consecutive Trading Day period (the “Spinoff Valuation Period”) commencing on and including the fifth (5th) Trading Day after the date on which ex-dividend trading commences for such distribution on the Exchange, and (B) the product of (i) the weighted average trading price (calculated in substantially the same way as the Current Market Price is calculated for the Common Shares) over the Spinoff Valuation Period of the Spinoff Securities or, if no such prices are available, the fair market value of the Spinoff Securities as reasonably determined by the Board of Directors (which determination shall be conclusive and shall be evidenced by an Officer’s Certificate delivered to the Trustee) multiplied by (ii) the number of Spinoff Securities distributed in respect of one Common Share and the numerator of which shall be the weighted average trading price of one Common Share over the Spinoff Valuation Period, such adjustment to become effective immediately preceding the opening of business on the 25th Trading Day after the date on which ex-dividend trading commences; provided, however, that the Corporation may in lieu of the foregoing adjustment elect to make adequate provision so that each holder of Debentures shall have the right to receive upon conversion thereof the amount of such Spinoff Securities that such holder of Debentures would have received if such Debentures had been converted on the record date with respect to such distribution.

(f)	If any issuer bid made by the Corporation or any of its Subsidiaries for all or any portion of Common Shares shall expire, then, if the issuer bid shall require the payment to shareholders of consideration per Common Share having a fair market value (determined as provided below) that exceeds the Current Market Price on the last date (the “Expiration Date”) tenders could have been made pursuant to such issuer bid (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the “Expiration Time”), the Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Price in effect immediately preceding the close of business on the Expiration Date by a fraction of which (i) the denominator shall be the sum of (A) the fair market value of the aggregate consideration (the fair market value as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officer’s Certificate delivered to the Trustee) payable to shareholders based on the acceptance (up to any maximum specified in the terms of the issuer bid) of all Common Shares validly tendered and not withdrawn as of the Expiration Time (the Common Shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Common Shares”) and (B) the product of the number of Common Shares outstanding (less any Purchased Common Shares and excluding any Common Shares held in the treasury of the Corporation) at the Expiration Time and the Current Market Price on the Expiration Date and (ii) the numerator of which shall be the product of the number of Common Shares outstanding (including Purchased Common Shares but excluding any Common Shares held in the treasury of the Corporation) at the Expiration Time multiplied by the Current Market Price on the Expiration Date, such increase to become effective immediately preceding the opening of business on the day following the Expiration Date. In the event that the Corporation is obligated to purchase Common Shares pursuant to any such issuer bid, but the Corporation is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would have been in effect based upon the number of Common Shares actually purchased, if any. If the application of this Section 5.4(f) to any issuer bid would result in a decrease in the Conversion Price, no adjustment shall be made for such issuer bid under this Section 5.4(f).

For purposes of this Section 5.4(f), the term “issuer bid” shall mean an issuer bid under Applicable Securities Legislation or a take-over bid under Applicable Securities Legislation by a Subsidiary of the Corporation for the Common Shares and all references to “purchases” of Common Shares in issuer bids (and all similar references) shall mean and include the purchase of Common Shares in issuer bids and all references to “tendered Common Shares” (and all similar references) shall mean and include Common Shares tendered in issuer bids.

(g)	In any case in which this Section 5.4 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Debenture converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such holder would, but for the provisions of this Section 5.4(g), have become the holder of record of such additional Common Shares pursuant to Section 5.3(2).

(h)	The adjustments provided for in this Section 5.4 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided however, that any adjustments which by reason of this Section 5.4(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(i)	For the purpose of calculating the number of Common Shares outstanding, Common Shares owned by or for the benefit of the Corporation shall not be counted.

(j)	In the event of any question arising with respect to the adjustments provided in this Section 5.4, such question shall be conclusively determined by the Board of Directors, and, in the event holders of not less than 25% of the principal amount of the Debentures then outstanding notify the Trustee that they do not agree with such determination within 14 days of such determination being communicated to all the holders, such determination shall be made by a firm of nationally recognized chartered accountants appointed by the Corporation and acceptable to the Trustee (who may be the Auditors of the Corporation); such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Trustee, and the Debentureholders. In the absence of notice by holders of not less than 25% of the principal amount of the Debentures then outstanding of their disagreement as aforesaid, the determination of the Board of Directors shall be binding.

(k)	In case the Corporation shall take any action affecting the Common Shares other than action described in this Section 5.4, which in the opinion of the Board of Directors, would materially affect the rights of Debentureholders, the Conversion Price shall be adjusted in such manner and at such time, by action of the Board of Directors, as the Board of Directors, in their sole discretion may determine to be equitable in the circumstances. Failure of the directors to make such an adjustment shall be conclusive evidence that they have determined that it is equitable to make no adjustment in the circumstances.

(l)	No adjustment in the Conversion Price shall be made in respect of any event described in Section 5.4(a), Section 5.4(b), Section 5.4(c), Section 5.4(e) or Section 5.4(f) other than the events described in Section 5.4(a)(i) or Section 5.4(a)(ii) if the holders of the Debentures are entitled to participate in such event on the same terms mutatis mutandis as if they had converted their Debentures prior to the effective date or record date, as the case may be, of such event.

(m)	Except as stated above in this Section 5.4, no adjustment will be made in the Conversion Price for any Debentures as a result of the issuance of Common Shares at less than the Current Market Price on the date of issuance or the then applicable Conversion Price.

Section 5.5 No Requirement to Issue Fractional Common Shares

The Corporation shall not be required to issue fractional Common Shares upon the conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of such Debentures to be converted. If any fractional interest in a Common Share would, except for the provisions of this Section, be deliverable upon the conversion of any principal amount of Debentures, the number of Common Shares so issuable shall be rounded down to the nearest whole number and the holder of Debentures will not receive any consideration in respect of any such fraction.

Section 5.6 Corporation to Reserve Common Shares

The Corporation covenants with the Trustee that it will at all times reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited), solely for the purpose of issue upon conversion of Debentures as provided for in this Article, and conditionally allot to Debentureholders who may exercise their conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Debentures. The Corporation covenants with the Trustee that all Common Shares which shall be so issuable shall be duly and validly issued as fully-paid and non-assessable. Upon due and valid conversion of Debentures hereunder, the Trustee shall notify the Corporation in writing of such conversion and the Corporation shall thereafter cause its transfer agent appointed at such time to issue the Common Shares issuable upon conversion of such Debentures.

Section 5.7 Cancellation of Converted Debentures

Subject to the provisions of Section 5.3 as to Debentures converted in part, all Debentures converted in whole or in part under the provisions of this Article shall be forthwith delivered to and cancelled by the Trustee and no Debenture shall be issued in substitution for those converted.

Section 5.8 Certificate as to Adjustment

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 5.4, deliver an Officer’s Certificate to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment specified therein shall be verified by an opinion of a firm of nationally recognized chartered accountants appointed by the Corporation and acceptable to the Trustee (who may be the Auditors of the Corporation) and shall be conclusive and binding on all parties in interest. When so approved, the Corporation shall forthwith give notice to the Debentureholders in the manner provided in Section 11.2 specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Conversion Price; provided that, if the Corporation has given notice under this Section 5.8 covering all the relevant facts in respect of such event and if the Trustee approves, no such notice need be given under this Section 5.8.

Section 5.9 Notice of Special Matters

(1)	The Corporation covenants with the Trustee that so long as any Debenture remains outstanding, it will give notice to the Trustee, and to the Debentureholders in the manner provided in Section 11.2, of its intention to fix a record date for any event referred to in subsections Section 5.4(a), Section 5.4(b), Section 5.4(c), Section 5.4(d) or Section 5.4(e), which may give rise to an adjustment in the Conversion Price, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days in each case prior to such applicable record date.

(2)	In addition, the Corporation covenants with the Trustee that so long as any Debenture remains outstanding, it will give notice to the Trustee, and to the Debentureholders in the manner provided in Section 11.2 at least 30 days prior to the (i) effective date of any transaction referred to in Section 5.4(d) stating the consideration into which the Debentures will be convertible after the effective date of such transaction, and (ii) Expiration Date of any transaction referred to in Section 5.4(f) stating the consideration paid per Common Share in such transaction.

Section 5.10 Protection of Trustee

The Trustee:

(a)	shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)	shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the conversion of any Debenture; and

(c)	shall not be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Debenture for the purpose of conversion, or to comply with any of the covenants contained in this Article.

Section 5.11 Restricted CUSIP or U.S. Legend on Certain Common Shares

Each Common Share issued upon conversion of Debentures represented by the Restricted Debentures shall be represented by a certificate with a restricted CUSIP or a U.S. Legend for Common Shares substantially in the form of Schedule C attached hereto and each certificate representing Common Shares issued upon conversion of Debentures bearing the U.S. Legend may be required, subject to the requirements of Rule 144 under the U.S. Securities Act, have imprinted or otherwise reproduced thereon such legend or legends in substantially the form of Schedule C attached hereto; provided that if such Common Shares are being sold in compliance with the requirements of Rule 904 of Regulation S and in compliance with local laws and regulations, and provided that the Corporation was a “foreign issuer” within the meaning of Regulation S at the time of issuance of the Debentures, the U.S. Legend may be removed or the Common Shares may be transferred from the restricted CUSIP by providing a declaration to the Trustee, as registrar and transfer agent for the Common Shares, substantially as set forth in Schedule D (or as the Corporation or the Trustee may prescribe from time to time), together with any other evidence reasonably requested by the Corporation or Trustee, which evidence may include an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Corporation and the Trustee, to the effect that the transfer is being made in compliance with Rule 904 of Regulation S.

Section 5.12 Limitation on Conversion of the Debentures

Notwithstanding anything to the contrary contained in this Indenture, the Debentures shall not be convertible by any Debentureholder, and neither the Trustee nor the Corporation shall effect any conversion of the Debentures or otherwise issue any Common Shares pursuant hereto, to the extent (but only to the extent) that, after giving effect to such conversion, the Debentureholder or any of its affiliates would beneficially own in excess of 9.9% (the “Maximum Percentage”) of the issued and outstanding Common Shares of the Corporation after such exercise. To the extent the above limitation applies, the determination of whether a Debenture shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by any Debentureholder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the holder and its affiliates) shall, subject to the Maximum Percentage limitation, be determined on the basis of the first submission to the Trustee or the Corporation for conversion or exchange (as the case may be) and approved by the Corporation. No prior inability to convert a Debenture or to issue Common Shares pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of convertibility. For purposes of this Section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with National Instrument 55-104 Insider Reporting Requirements and Exemptions. The limitations contained in this Section shall apply to a successor holder of the Debentures. Unless otherwise agreed to by the parties hereto, by written notice to the Trustee and the Corporation, the holder may increase or decrease the Maximum Percentage to any other percentage provided that: (a) any such increase will not be effective until the 61st day after such notice is delivered to the Trustee and the Corporation, and (b) any such increase or decrease will apply only to the holder sending such notice.

For greater certainty the Trustee shall not be required to confirm whether or not a holder has exceeded the Maximum Percentage threshold, nor will the Trustee be liable for processing the valid conversion of Debentures that is then determined, by the Corporation, to result in a holder exceeding the Maximum Percentage threshold.

Article 6 - COVENANTS OF THE CORPORATION

The Corporation hereby covenants and agrees with the Trustee for the benefit of the Trustee and the Debentureholders, that so long as any Debentures remain outstanding:

Section 6.1 To Pay Principal, Premium (if any) and Interest

The Corporation will duly and punctually pay or cause to be paid to every Debentureholder the principal of, premium (if any) and interest accrued on the Debentures of which it is the holder on the dates, at the places and in the manner mentioned herein and in the Debentures.

Section 6.2 To Pay Trustee’s Remuneration

The Corporation will pay the Trustee reasonable remuneration for its services as Trustee hereunder and will repay to the Trustee on demand all monies which shall have been paid by the Trustee in connection with the execution of the trusts hereby created and such monies including the Trustee’s remuneration, shall be payable out of any funds coming into the possession of the Trustee in priority to payment of any principal of the Debentures or interest or premium thereon. Such remuneration shall continue to be payable until the trusts hereof be finally wound up and whether or not the trusts of this Indenture shall be in the course of administration by or under the direction of a court of competent jurisdiction.

Section 6.3 To Give Notice of Default

The Corporation shall notify the Trustee and the Debentureholders immediately upon obtaining knowledge of any Event of Default hereunder.

Section 6.4 Preservation of Existence, etc.

Subject to the express provisions hereof, the Corporation will carry on and conduct its activities, and cause its Material Subsidiaries to carry on and conduct their businesses, in a business-like manner and in accordance with good business practices; and, subject to the express provisions hereof, it will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights; provided that, the foregoing covenant shall not prevent or restrict the Corporation from carrying out a transaction to which Article 5 would apply (and if carried out in compliance with Article 9) even if as a result of such transaction the Corporation and/or its Material Subsidiaries to cease to carry on or conduct their businesses or cease to exist and the foregoing covenant further shall not prohibit any internal reorganization by the Corporation of its Material Subsidiaries or any disposition by the Corporation, directly or indirectly, of a Material Subsidiary or the assets of any Material Subsidiary (other than the sale of all or substantially all of assets of the Corporation on a consolidated basis to which Article 5 applies).

Section 6.5 Keeping of Books

The Corporation will keep or cause to be kept proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Corporation in accordance with generally accepted accounting principles.

Section 6.6 Annual Certificate of Compliance

The Corporation shall deliver to the Trustee, within 120 days after the end of each calendar year, (and at any reasonable time upon demand by the Trustee) an Officer’s Certificate as to the knowledge of such officers of the Corporation who execute the Officer’s Certificate of the Corporation’s compliance with all conditions and covenants in this Indenture certifying that after reasonable investigation and inquiry, the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default hereunder, or if such is not the case, setting forth with reasonable particulars the circumstances of any failure to comply and steps taken or proposed to be taken to eliminate such circumstances and remedy such Event of Default, as the case may be.

Section 6.7 Performance of Covenants by Trustee

If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Trustee may notify the Debentureholders of such failure on the part of the Corporation or may itself perform any of the covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Debentureholders. All sums so expended or advanced by the Trustee shall be repayable as provided in Section 6.2. No such performance, expenditure or advance by the Trustee shall be deemed to relieve the Corporation of any default hereunder.

Section 6.8 Maintain Listing

The Corporation will use reasonable commercial efforts to maintain the listing of the Common Shares on the Exchange, and to maintain the Corporation’s status as a “reporting issuer” not in default of the requirements of the Applicable Securities Legislation; provided that this covenant shall not prevent the Corporation from completing any transaction which would result in the Corporation ceasing to be a “reporting issuer” or would otherwise result in the Common Shares ceasing to be listed, in each case so long as the holders of Common Shares receive securities of an entity which is listed on a recognized stock exchange in Canada or the United States or cash, and the holders of the Common Shares have approved the transaction in accordance with the requirements of applicable corporate laws and the policies of the Exchange, as applicable (or such other recognized stock exchange upon which the Common Shares are then listed).

Section 6.9 No Dividends on Common Shares if Event of Default

The Corporation shall not declare or pay any dividend to the holders of its issued and outstanding Common Shares after the occurrence of an Event of Default unless and until such default shall have been cured or waived or shall have ceased to exist.

Section 6.10 Withholding Matters

All payments made by or on behalf of the Corporation under or with respect to the Debentures (including, without limitation, any penalties, interest and other liabilities related thereto) will be made free and clear of and without withholding, or deduction for, or on account of, any present or future tax, duty, levy, impost, assessment or other governmental charge (including, without limitation, penalties, interest and other liabilities related hereto) imposed or levied by or on behalf of the Government of Canada or the United States or elsewhere, or of any province or territory thereof or by any authority or agency therein or thereof having power to tax (“Withholding Taxes”), unless the Corporation is required by law or the interpretation or administration thereof, to withhold or deduct any amounts for, or on account of Withholding Taxes. The Corporation shall provide the Trustee with copies of receipts or other communications relating to the remittance of such withheld amount or the filing of any forms received from such government authority or agency promptly after receipt thereof.

Section 6.11 SEC Reporting Status

The Corporation confirms that as at the date of execution of this Indenture it does not have a class of securities registered pursuant to Section 12 of the U.S. Exchange Act or have a reporting obligation pursuant to Section 15(d) of the U.S. Exchange Act.

The Corporation covenants that in the event that (i) any class of its securities shall become registered pursuant to Section 12 of the U.S. Exchange Act or such Corporation shall incur a reporting obligation pursuant to Section 15(d) of the U.S. Exchange Act, or (ii) any such registration or reporting obligation shall be terminated by such Corporation in accordance with the U.S. Exchange Act, such Corporation shall promptly deliver to the Trustee an Officers’ Certificate notifying the Trustee of such registration or termination and such other information as the Trustee may require at the time. The Corporation acknowledges that the Trustee is relying upon the foregoing representation and covenants in order to meet certain SEC obligations with respect to those clients who are filing with the SEC.

Article 7 - DEFAULT

Section 7.1 Events of Default

(1)	Each of the following events constitutes, and is herein sometimes referred to as, an “Event of Default”:

(a)	failure for 10 days to pay interest on the Debentures when due;

(b)	failure to pay principal or premium (whether by way of payment of cash or delivery of Common Shares), if any, when due on the Debentures whether at maturity, upon redemption or a Change of Control, by declaration or otherwise;

(c)	default in the delivery, when due, of any Common Shares or other consideration, payable on conversion of the Debentures, which default continues for 15 days;

(d)	default in the observance or performance of any covenant or condition of this Indenture by the Corporation and the failure to cure (or obtain a waiver for) such default for a period of 30 days after notice in writing has been given by the Trustee or from holders of not less than 25% in aggregate principal amount of the Debentures then outstanding to the Corporation specifying such default and requiring the Corporation to rectify such default or obtain a waiver for same;

(e)	if a decree or order of a Court having jurisdiction is entered adjudging the Corporation or any Material Subsidiary a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of the Corporation or any Material Subsidiary, or appointing a receiver of, or of any substantial part of, the property of the Corporation or any Material Subsidiary or ordering the winding-up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 60 days;

(f)	if the Corporation or any Material Subsidiary institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver of, or of any substantial part of, the property of the Corporation or any Material Subsidiary or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due;

(g)	if a resolution is passed for the winding-up or liquidation of the Corporation or any Material Subsidiary except in the course of carrying out or pursuant to a transaction in respect of which the conditions of Article 5 are duly observed and performed;

(h)	if, after the date of this Indenture, any proceedings with respect to the Corporation or any Material Subsidiary are taken with respect to a compromise or arrangement, with respect to creditors of the Corporation or any Material Subsidiary generally, under the applicable legislation of any jurisdiction; or

(i)	if the Corporation fails to comply with Article 5 hereof;

then: (i) in each and every such event listed above, the Trustee may, in its discretion, but subject to the provisions of this Section, and shall, upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding, subject to the provisions of Section 7.3, by notice in writing to the Corporation declare the principal of and interest and premium, if any, on all Debentures then outstanding and all other monies outstanding hereunder to be due and payable and the same shall thereupon forthwith become immediately due and payable to the Trustee, and (ii) on the occurrence of an Event of Default under Section 7.1(e), Section 7.1(f), Section 7.1(g) or Section 7.1(h), the principal of and interest and premium, if any, on all Debentures then outstanding hereunder and all other monies outstanding hereunder, shall automatically without any declaration or other act on the part of the Trustee or any Debentureholder become immediately due and payable to the Trustee and, in either case, upon such amounts becoming due and payable in either (i) or (ii) above, the Corporation shall forthwith pay to the Trustee for the benefit of the Debentureholders such principal, accrued and unpaid interest and premium, if any, and interest on amounts in default on such Debenture and all other monies outstanding hereunder, together with subsequent interest at the rate borne by the Debentures on such principal, interest, premium and such other monies from the date of such declaration or event until payment is received by the Trustee, such subsequent interest to be payable at the times and places and in the manner mentioned in and according to the tenor of the Debentures. Such payment when made shall be deemed to have been made in discharge of the Corporation’s obligations hereunder and any monies so received by the Trustee shall be applied in the manner provided in Section 7.6.

(2)	For greater certainty, for the purposes of this Section 7.1, the Debentures shall be in default in respect of an Event of Default if such Event of Default relates to a default in the payment of principal, premium, if any, or interest on the Debentures.

Section 7.2 Notice of Events of Default

If an Event of Default shall occur and be continuing the Trustee shall, within 30 days following an Event of Default or after it receives written notice of the occurrence of such Event of Default, give notice of such Event of Default to the Debentureholders in the manner provided in Section 11.2 provided that notwithstanding the foregoing, unless the Trustee shall have been requested to do so by the holders of at least 25% of the principal amount of the Debentures then outstanding, the Trustee shall not be required to give such notice if the Trustee in good faith shall have determined that the withholding of such notice is in the best interests of the Debentureholders and shall have so advised the Corporation in writing.

When notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Debentureholders within 15 days after the Trustee becomes aware the Event of Default has been cured.

Section 7.3 Waiver of Default

(1)	Upon the happening of any Event of Default hereunder:

(a)	the holders of the Debentures shall have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by requisition in writing by the holders of more than 50% of the principal amount of Debentures then outstanding, to instruct the Trustee to waive any Event of Default and to cancel any declaration made by the Trustee pursuant to Section 7.1 and the Trustee shall thereupon waive the Event of Default and cancel such declaration, or either, upon such terms and conditions as shall be prescribed in such requisition; and

(b)	the Trustee, so long as it has not become bound to declare the principal and interest on the Debentures then outstanding to be due and payable, or to obtain or enforce payment of the same, shall have power to waive any Event of Default if, in the Trustee’s opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee may deem advisable.

(2)	No such act or omission either of the Trustee or of the Debentureholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or the rights resulting therefrom.

Section 7.4 Enforcement by the Trustee

(1)	Subject to the provisions of Section 7.3 and to the provisions of any Extraordinary Resolution that may be passed by the Debentureholders, if the Corporation shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 7.1, the principal of and premium (if any) and interest on all Debentures then outstanding, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding and upon being funded and indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as trustee hereunder to obtain or enforce payment of such principal of and premium (if any) and interest on all the Debentures then outstanding together with any other amounts due hereunder by such proceedings authorized by this Indenture or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the Trustee shall act without such request, then by such proceedings authorized by this Indenture or by suit at law or in equity as the Trustee shall deem expedient.

(2)	The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Debentures, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Debentures allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Corporation or its creditors or relative to or affecting its property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Debentures with authority to make and file in the respective names of the holders of the Debentures or on behalf of the holders of the Debentures as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Debentures themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Debentures, as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee and of the holders of the Debentures against the Corporation or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that subject to Section 7.3, nothing contained in this Indenture shall be deemed to give to the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Debentureholder.

(3)	The Trustee shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Debentureholders.

(4)	All rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on the trial or other proceedings relating thereto.

(5)	Any such suit or proceeding instituted by the Trustee shall be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the rateable benefit of the holders of the Debentures subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceeding.

Section 7.5 No Suits by Debentureholders

Subject to any rights or remedies available to the Trustee and the Debentureholders under applicable law or otherwise, no holder of any Debenture shall have any right to institute any action, suit or proceeding at law or in equity for the purpose of enforcing payment of the principal of or interest on the Debentures or for the execution of any trust or power hereunder or for the appointment of a liquidator or receiver or for a receiving order under the Bankruptcy and Insolvency Act (Canada) or to have the Corporation wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder, unless: (a) such holder shall previously have given to the Trustee written notice of the happening of an Event of Default hereunder; and (b) the Debentureholders by Extraordinary Resolution or by written instrument signed by the holders of at least 25% in principal amount of the Debentures then outstanding shall have made a request to the Trustee and the Trustee shall have been afforded reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose; and (c) the Debentureholders or any of them shall have furnished to the Trustee, when so requested by the Trustee, sufficient funds and security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and (d) the Trustee shall have failed to act within a reasonable time after such notification, request and offer of indemnity and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceeding or for any other remedy hereunder by or on behalf of the holder of any Debentures.

Section 7.6 Application of Monies by Trustee

(1)	Except as herein otherwise expressly provided, any monies received by the Trustee from the Corporation pursuant to the foregoing provisions of this Article 7, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation, shall be applied, together with any other monies in the hands of the Trustee available for such purpose, as follows:

(a)	first, in payment or in reimbursement to the Trustee of its compensation, costs, charges, expenses, borrowings, advances or other monies furnished or provided by or at the instance of the Trustee in or about the execution of its trusts under, or otherwise in relation to, this Indenture, with interest thereon as herein provided;

(b)	second, but subject as hereinafter in this Section 7.6 provided, in payment, rateably and proportionately to the holders of Debentures, of the principal of and premium (if any) and accrued and unpaid interest and interest on amounts in default on the Debentures which shall then be outstanding in the priority of principal first and then premium and then accrued and unpaid interest and interest on amounts in default unless otherwise directed by Extraordinary Resolution and in that case in such order or priority as between principal, premium (if any) and interest as may be directed by such resolution; and

(c)	third, in payment of the surplus, if any, of such monies to the Corporation or its assigns;

provided, however, that no payment shall be made pursuant to clause (b) above in respect of the principal, premium or interest on any Debenture held, directly or indirectly, by or for the benefit of the Corporation or any Subsidiary (other than any Debenture pledged for value and in good faith to a Person other than the Corporation or any Subsidiary but only to the extent of such person’s interest therein) except subject to the prior payment in full of the principal, premium (if any) and interest (if any) on all Debentures which are not so held.

(2)	The Trustee shall not be bound to apply or make any partial or interim payment of any monies coming into its hands if the amount so received by it, after reserving thereout such amount as the Trustee may think necessary to provide for the payments mentioned in Section 7.6(1) is insufficient to make a distribution of at least 2% of the aggregate principal amount of the outstanding Debentures, but it may retain the money so received by it and invest or deposit the same as provided in Section 12.9 until the money or the investments representing the same, with the income derived therefrom, together with any other monies for the time being under its control shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth. The foregoing shall, however, not apply to a final payment in distribution hereunder.

Section 7.7 Notice of Payment by Trustee

Not less than 15 days’ notice shall be given in the manner provided in Section 11.2 by the Trustee to the Debentureholders of any payment to be made under this Article 7. Such notice shall state the time when and place where such payment is to be made and also the liability under this Indenture to which it is to be applied. After the day so fixed, unless payment shall have been duly demanded and have been refused, the Debentureholders will be entitled to interest only on the balance (if any) of the principal monies, premium (if any) and interest due (if any) to them, respectively, on the Debentures, after deduction of the respective amounts payable in respect thereof on the day so fixed.

Section 7.8 Trustee May Demand Production of Debentures

The Trustee shall have the right to demand production of the Debentures in respect of which any payment of principal, interest or premium required by this Article 7 is made and may cause to be endorsed on the same a memorandum of the amount so paid and the date of payment, but the Trustee may, in its discretion, dispense with such production and endorsement, upon such indemnity being given to it as the Trustee shall deem sufficient.

Section 7.9 Remedies Cumulative

No remedy herein conferred upon or reserved to the Trustee, or upon or to the holders of Debentures is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

Section 7.10 Judgment Against the Corporation

The Corporation covenants and agrees with the Trustee that, in case of any judicial or other proceedings to enforce the rights of the Debentureholders, judgment may be rendered against it in favour of the Debentureholders or in favour of the Trustee, as trustee for the Debentureholders, for any amount which may remain due in respect of the Debentures and premium (if any) and the interest thereon and any other monies owing hereunder.

Section 7.11 Immunity of Directors, Officers and Others

The Debentureholders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future officer, director or employee of the Corporation or holder of Common Shares of the Corporation or of any successor for the payment of the principal of or premium or interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Corporation contained herein or in the Debentures.

Article 8 - SATISFACTION AND DISCHARGE

Section 8.1 Cancellation and Destruction

All Debentures shall forthwith after payment thereof be delivered to the Trustee and cancelled by it. All Debentures cancelled or required to be cancelled under this or any other provision of this Indenture shall be destroyed by the Trustee and, if required by the Corporation, the Trustee shall furnish to it a destruction certificate setting out the designating numbers of the Debentures so destroyed.

Section 8.2 Non-Presentation of Debentures

In case the holder of any Debenture shall fail to present the same for payment on the date on which the principal of, premium (if any) or the interest thereon or represented thereby becomes payable either at maturity or otherwise or shall not accept payment on account thereof and give such receipt therefor, if any, as the Trustee may require:

(a)	the Corporation shall be entitled to pay or deliver to the Trustee and direct it to set aside; or

(b)	in respect of monies in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside; or

(c)	if the redemption was pursuant to notice given by the Trustee, the Trustee may itself set aside;

the monies in trust to be paid to the holder of such Debenture upon due presentation or surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal of, premium (if any) or the interest payable on or represented by each Debenture in respect whereof such monies have been set aside shall be deemed to have been paid and the holder thereof shall thereafter have no right in respect thereof except that of receiving delivery and payment of the monies so set aside by the Trustee upon due presentation and surrender thereof, subject always to the provisions of Section 8.3

Section 8.3 Repayment of Unclaimed Monies

Subject to applicable law, any monies set aside under Section 8.2 and not claimed by and paid to holders of Debentures as provided in Section 8.2 within six years after the date of such setting aside shall be repaid and delivered to the Corporation by the Trustee and thereupon the Trustee shall be released from all further liability with respect to such monies and thereafter the holders of the Debentures in respect of which such monies were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment and delivery of the monies from the Corporation subject to any limitation provided by the laws of the Province of British Columbia.

Notwithstanding the foregoing, the Trustee will pay any remaining funds prior to the expiry of six years after the setting aside described in Section 8.2 to the Corporation upon receipt from the Corporation, of an unconditional letter of credit from a Canadian chartered bank in an amount equal to or in excess of the amount of the remaining funds. If the remaining funds are paid to the Corporation prior to the expiry of six years after such setting aside, the Corporation shall reimburse the Trustee for any amounts so set aside which are required to be paid by the Trustee to a holder of a Debenture after the date of such payment of the remaining funds to the Corporation but prior to six years after such setting aside.

Section 8.4 Discharge

The Trustee shall at the written request of the Corporation release and discharge this Indenture and execute and deliver such instruments as it shall be advised by Counsel are requisite for that purpose and to release the Corporation from its covenants herein contained (other than the provisions relating to the indemnification of the Trustee), upon proof being given to the reasonable satisfaction of the Trustee that the principal of, premium (if any) and interest (including interest on amounts in default, if any), on all the Debentures and all other monies payable hereunder have been paid or satisfied or that all the Debentures having matured or having been duly called for redemption, payment of the principal of and interest (including interest on amounts in default, if any) on such Debentures and of all other monies payable hereunder has been duly and effectually provided for in accordance with the provisions hereof including the payment of all costs, charges and expenses properly incurred by the Trustee and all interest thereon.

Section 8.5 Satisfaction

(1)	The Corporation shall be deemed to have fully paid, satisfied and discharged all of the outstanding Debentures and the Trustee, at the expense of the Corporation, shall execute and deliver proper instruments acknowledging the full payment, satisfaction and discharge of such Debentures, when, with respect to all of the outstanding Debentures:

(a)	the Corporation has deposited or caused to be deposited with the Trustee as trust funds or property in trust for the purpose of making payment on such Debentures, an amount in money sufficient to pay, satisfy and discharge the entire amount of principal of, premium, if any, and interest, if any, to maturity, or any repayment date, or any Change of Control Purchase Date, or upon conversion or otherwise as the case may be, of such Debentures;

(b)	the Corporation has deposited or caused to be deposited with the Trustee as trust property in trust for the purpose of making payment on such Debentures:

(i)	if the Debentures are issued in Canadian dollars, such amount in Canadian dollars of direct obligations of, or obligations the principal and interest of which are guaranteed by, the Government of Canada; or

(ii)	if the Debentures are issued in a currency or currency unit other than Canadian dollars, cash in the currency or currency unit in which the Debentures are payable and/or such amount in such currency or currency unit of direct obligations of, or obligations the principal and interest of which are guaranteed by, the Government of Canada or the government that issued the currency or currency unit in which the Debentures are payable;

as will be sufficient to pay and discharge the entire amount of principal of, premium, if any on, and accrued and unpaid interest to maturity or any repayment date, as the case may be, of all such Debentures; or

(c)	all Debentures authenticated and delivered (other than (A) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10 and (B) Debentures for whose payment has been deposited in trust and thereafter repaid to the Corporation as provided in Section 8.3) have been delivered to the Trustee for cancellation;

so long as in any such event:

(d)	the Corporation has paid, caused to be paid or made provisions to the satisfaction of the Trustee for the payment of all other sums payable or which may be payable with respect to all of such Debentures (together with all applicable expenses of the Trustee in connection with the payment of such Debentures); and

(e)	the Corporation has delivered to the Trustee an Officer’s Certificate stating that all conditions precedent herein provided relating to the payment, satisfaction and discharge of all such Debentures have been complied with.

Any deposits with the Trustee referred to in this Section 8.5 shall be irrevocable, subject to Section 8.6, and shall be made under the terms of an escrow and/or trust agreement in form and substance satisfactory to the Trustee and which provides for the due and punctual payment of the principal of, premium, if any, and interest on the Debentures being satisfied.

(2)	Upon the satisfaction of the conditions set forth in this Section 8.5 with respect to all the outstanding Debentures, the terms and conditions of the Debentures, including the terms and conditions with respect thereto set forth in this Indenture (other than those contained in Article 2 and Article 4 and the provisions of Article 1 pertaining to Article 2 and Article 4) shall no longer be binding upon or applicable to the Corporation.

(3)	Any funds or obligations deposited with the Trustee pursuant to this Section 8.5 shall be denominated in the currency or denomination of the Debentures in respect of which such deposit is made.

(4)	If the Trustee is unable to apply any money or securities in accordance with this Section 8.5 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Corporation’s obligations under this Indenture and the affected Debentures shall be revived and reinstated as though no money or securities had been deposited pursuant to this Section 8.5 until such time as the Trustee is permitted to apply all such money or securities in accordance with this Section 8.5, provided that if the Corporation has made any payment in respect of principal of, premium, if any, or interest on Debentures or, as applicable, other amounts because of the reinstatement of its obligations, the Corporation shall be subrogated to the rights of the holders of such Debentures to receive such payment from the money or securities held by the Trustee.

Section 8.6 Continuance of Rights, Duties and Obligations

(1)	Where trust funds or trust property have been deposited pursuant to Section 8.5, the holders of Debentures and the Corporation shall continue to have and be subject to their respective rights, duties and obligations under Article 2 and Article 4)

(2)	In the event that, after the deposit of trust funds or trust property pursuant to Section 8.5 in respect of the Debentures (the “Defeased Debentures”), any holder of any of the Defeased Debentures from time to time converts its Debentures to Common Shares or other securities of the Corporation in accordance with Section 2.5, Article 5 or any other provision of this Indenture, the Trustee shall upon receipt of a Written Direction of the Corporation return to the Corporation from time to time the proportionate amount of the trust funds or other trust property deposited with the Trustee pursuant to Section 8.5 in respect of the Defeased Debentures which is applicable to the Defeased Debentures so converted (which amount shall be based on the applicable principal amount of the Defeased Debentures being converted in relation to the aggregate outstanding principal amount of all the Defeased Debentures).

(3)	In the event that, after the deposit of trust funds or trust property pursuant to Section 8.5, the Corporation is required to make a Change of Control Purchase Offer to purchase any outstanding Debentures pursuant to Section 2.3(8), the Corporation shall be entitled to use any trust money or trust property deposited with the Trustee pursuant to Section 8.5 for the purpose of paying to any holders of Defeased Debentures who have accepted any such offer of the Corporation the Total Offer Price payable to such holders in respect of such Change of Control Purchase Offer in respect of the Debentures. Upon receipt of a Written Direction from the Corporation, the Trustee shall be entitled to pay to such holder from such trust money or trust property deposited with the Trustee pursuant to Section 8.5 in respect of the Defeased Debentures which is applicable to the Defeased Debentures held by such holders who have accepted any such offer to the Corporation (which amount shall be based on the applicable principal amount of the Defeased Debentures held by accepting offerees in relation to the aggregate outstanding principal amount of all the Defeased Debentures).

Article 9 - SUCCESSORS

Section 9.1 Corporation may Consolidate, etc., Only on Certain Terms

(1)	The Corporation may not, without the consent of the holders of the Debentures by Extraordinary Resolution hereunder, consolidate with or amalgamate or merge with or into any Person (other than a directly or indirectly wholly-owned Subsidiary of the Corporation) or sell, convey, transfer or lease all or substantially all of the properties and assets of the Corporation to another Person (other than a directly or indirectly wholly-owned Subsidiary of the Corporation) unless:

(a)	the Person formed by such consolidation or into which the Corporation is amalgamated or merged, or the Person which acquires by sale, conveyance, transfer or lease all or substantially all of the properties and assets of the Corporation is a corporation, organized and existing under the laws of Canada or any province or territory thereof or the laws of the United States or any state thereof and such corporation (if other than the Corporation or the continuing corporation resulting from the amalgamation of the Corporation with another corporation under the laws of Canada or any province or territory thereof) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the obligations of the Corporation under the Debentures and this Indenture and the performance or observance of every covenant and provision of this Indenture and the Debentures required on the part of the Corporation to be performed or observed and the conversion rights shall be provided for in accordance with Article 5, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Corporation or the continuing corporation resulting from the amalgamation of the Corporation with another corporation under the laws of Canada or any province or territory thereof) formed by such consolidation or into which the Corporation shall have been merged or by the Person which shall have acquired the Corporation’s assets;

(b)	after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(c)	if the Corporation or the continuing corporation resulting from the amalgamation or merger of the Corporation with another Person under the laws of Canada or any province or territory thereof or the laws of the United States or any state thereof will not be the resulting, continuing or surviving corporation, the Corporation shall have, at or prior to the effective date of such consolidation, amalgamation, merger or sale, conveyance, transfer or lease, delivered to the Trustee an Officer’s Certificate and an opinion of Counsel, each stating that such consolidation, merger or transfer complies with this Article and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with.

(2)	For purposes of the foregoing, the sale, conveyance, transfer or lease (in a single transaction or a series of related transactions) of the properties or assets of one or more Subsidiaries of the Corporation (other than to the Corporation or another wholly-owned Subsidiary of the Corporation), which, if such properties or assets were directly owned by the Corporation, would constitute all or substantially all of the properties and assets of the Corporation and its Subsidiaries, taken as a whole, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Corporation.

Section 9.2 Successor Substituted

Upon any consolidation of the Corporation with, or amalgamation or merger of the Corporation into, any other Person or any sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Corporation and its Subsidiaries, taken as a whole, in accordance with Section 9.1, the successor Person formed by such consolidation or into which the Corporation is amalgamated or merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor Person had been named as the Corporation herein, and thereafter, except in the case of a lease, and except for obligations the predecessor Person may have under a supplemental indenture entered into pursuant to clause 9.1(1)(c), the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures.

Article 10 - MEETINGS OF DEBENTUREHOLDERS

Section 10.1 Right to Convene Meeting

The Trustee or the Corporation may at any time and from time to time, and the Trustee shall, on receipt of a Written Direction of the Corporation or a written request signed by the holders of not less than 25% of the principal amount of the Debentures then outstanding and upon receiving funding and being indemnified to its reasonable satisfaction by the Corporation or by the Debentureholders signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders. In the event of the Trustee failing, within 30 days after receipt of any such request and such funding of indemnity, to give notice convening a meeting, the Corporation or such Debentureholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver, British Columbia or at such other place as may be approved or determined by the Trustee. Any meeting held pursuant to this Article 10 may be done through a virtual or electronic meeting platform, subject to the Trustee’s capabilities at the time.

Section 10.2 Notice of Meetings

At least 21 days’ notice of any meeting shall be given to the Debentureholders in the manner provided in Section 11.2 and a copy of such notice shall be sent by post to the Trustee, unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article. The accidental omission to give notice of a meeting to any holder of Debentures shall not invalidate any resolution passed at any such meeting. A holder may waive notice of a meeting either before or after the meeting.

Section 10.3 Chairman

Some person, who need not be a Debentureholder, nominated in writing by the Trustee shall be chairman of the meeting and if no Person is so nominated, or if the Person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, a majority of the Debentureholders present in person or by proxy shall choose some Person present to be chairman.

Section 10.4 Quorum

Subject to the provisions of Section 10.12, at any meeting of the Debentureholders a quorum shall consist of Debentureholders present in person or by proxy and representing at least 25% in principal amount of the outstanding Debentures. If a quorum of the Debentureholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Debentureholders or pursuant to a request of the Debentureholders, shall be dissolved, but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day thereafter) at the same time and place to the extent possible and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting, the Debentureholders present in person or by proxy shall, subject to the provisions of Section 10.12, constitute a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the outstanding Debentures. Any business may be brought before or dealt with at an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless the required quorum is present at the commencement of business.

Section 10.5 Power to Adjourn

The chairman of any meeting at which a quorum of the Debentureholders is present may, with the consent of the holders of a majority in principal amount of the Debentures represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Section 10.6 Show of Hands

Every question submitted to a meeting shall, subject to Section 10.7, be decided in the first place by a majority of the votes given on a show of hands except that votes on Extraordinary Resolutions shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Debentures, if any, held by him.

Section 10.7 Poll

On every Extraordinary Resolution, and on any other question submitted to a meeting when demanded by the chairman or by one or more Debentureholders or proxies for Debentureholders, a poll shall be taken in such manner and either at once or after an adjournment as the chairman shall direct. Questions other than Extraordinary Resolutions shall, if a poll be taken, be decided by the votes of the holders of a majority in principal amount of the Debentures represented at the meeting and voted on the poll.

Section 10.8 Voting

On a show of hands every Person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more Debentureholders or both, shall have one vote. On a poll each Debentureholder present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each $1,000 principal amount of Debentures of which he shall then be the holder. In the case of any Debenture denominated in a currency or currency unit other than Canadian dollars, the principal amount thereof for these purposes shall be computed in Canadian dollars on the basis of the conversion of the principal amount thereof at the applicable spot buying rate of exchange for such other currency or currency unit as reported by the Bank of Canada at the close of business on the Business Day next preceding the meeting. Any fractional amounts resulting from such conversion shall be rounded to the nearest $100. A proxy need not be a Debentureholder. In the case of joint holders of a Debenture, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Debentures of which they are joint holders.

Section 10.9 Proxies

A Debentureholder may be present and vote at any meeting of Debentureholders by an authorized representative. The Corporation (in case it convenes the meeting) or the Trustee (in any other case) for the purpose of enabling the Debentureholders to be present and vote at any meeting without producing their Debentures, and of enabling them to be present and vote at any such meeting by proxy and of lodging instruments appointing such proxies at some place other than the place where the meeting is to be held, may from time to time make and vary such regulations as it shall think fit providing for and governing the form of the instrument appointing a proxy, which shall be in writing, and the manner in which the same shall be executed and the production of the authority of any Person signing on behalf of a Debentureholder;

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, shall be Debentureholders and persons whom Debentureholders have by instrument in writing duly appointed as their proxies.

Section 10.10 Persons Entitled to Attend Meetings

The Corporation and the Trustee, by their respective officers and directors, the Auditors of the Corporation and the legal advisors of the Corporation, the Trustee or any Debentureholder may attend any meeting of the Debentureholders, but shall have no vote as such.

Section 10.11 Powers Exercisable by Extraordinary Resolution

(1)	In addition to the powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Debentureholders shall have the following powers exercisable from time to time by Extraordinary Resolution (subject to the prior approval of the Exchange, if applicable):

(a)	power to authorize the Trustee to grant extensions of time for payment of any principal, premium or interest on the Debentures, whether or not the principal, premium, or interest, the payment of which is extended, is at the time due or overdue;

(b)	power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders or the Trustee (with its consent) against the Corporation, or against its property, whether such rights arise under this Indenture or the Debentures or otherwise;

(c)	power to assent to any modification of or change in or addition to or omission from the provisions contained in this Indenture or any Debenture which shall be agreed to by the Corporation and to authorize the Trustee to concur in and execute any indenture supplemental hereto embodying any modification, change, addition or omission;

(d)	power to sanction any scheme for the reconstruction, reorganization or recapitalization of the Corporation or for the consolidation, amalgamation, arrangement, combination or merger of the Corporation with any other Person or for the sale, leasing, transfer or other disposition of all or substantially all of the undertaking, property and assets of the Corporation or any part thereof, provided that no such sanction shall be necessary in respect of any such transaction if the provisions of Section 9.1 shall have been complied with;

(e)	power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture in any manner specified in any such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

(f)	power to waive, and direct the Trustee to waive, any default hereunder and/or cancel any declaration made by the Trustee pursuant to Section 7.1 either unconditionally or upon any condition specified in such Extraordinary Resolution;

(g)	power to restrain any Debentureholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal, premium or interest on the Debentures, or for the execution of any trust or power hereunder;

(h)	power to direct any Debentureholder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same upon payment, if the taking of such suit, action or proceeding shall have been permitted by Section 7.5, of the costs, charges and expenses reasonably and properly incurred by such Debentureholder in connection therewith;

(i)	power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

(j)	power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution) to exercise, and to direct the Trustee to exercise, on behalf of the Debentureholders, such of the powers of the Debentureholders as are exercisable by Extraordinary Resolution or other resolution as shall be included in the resolution appointing the committee. The resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the resolution appointing it and the members need not be themselves Debentureholders. Every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings and the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the authority delegated to it shall be binding upon all Debentureholders. Neither the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

(k)	power to remove the Trustee from office and to appoint a new Trustee or Trustees provided that no such removal shall be effective unless and until a new Trustee or Trustees shall have become bound by this Indenture;

(l)	power to sanction the exchange of the Debentures for or the conversion thereof into shares, bonds, debentures or other securities or obligations of the Corporation or of any other Person formed or to be formed;

(m)	power to authorize the distribution in specie of any shares or securities received pursuant to a transaction authorized under the provisions of Section 10.11(1); and

(n)	power to amend, alter or repeal any Extraordinary Resolution previously passed or sanctioned by the Debentureholders or by any committee appointed pursuant to clause Section 10.11(j).

Section 10.12 Meaning of “Extraordinary Resolution”

(1)	The expression “Extraordinary Resolution” when used in this Indenture means, subject as hereinafter in this Article provided, a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Debentureholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Article at which the holders of not less than 25% of the principal amount of the Debentures then outstanding, are present in person or by proxy and passed by the favourable votes of the holders of not less than 66 ⅔% of the principal amount of the Debentures then outstanding, present or represented by proxy at the meeting and voted upon on a poll on such resolution.

(2)	If, at any such meeting, the holders of not less than 25% of the principal amount of the Debentures then outstanding, in each case are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Debentureholders, shall be dissolved but in any other case it shall stand adjourned to such date, being not less than 14 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than 10 days’ notice shall be given of the time and place of such adjourned meeting in the manner provided in Section 10.2 Such notice shall state that at the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum. At the adjourned meeting the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed thereat by the affirmative vote of holders of not less than 66 ⅔% of the principal amount of the Debentures then outstanding present or represented by proxy at the meeting and voted upon on a poll shall be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that the holders of not less than 25% in principal amount of the Debentures then outstanding, are not present in person or by proxy at such adjourned meeting.

(3)	Votes on an Extraordinary Resolution shall always be given on a poll and no demand for a poll on an Extraordinary Resolution shall be necessary.

Section 10.13 Powers Cumulative

Any one or more of the powers in this Indenture stated to be exercisable by the Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the rights of the Debentureholders to exercise the same or any other such power or powers thereafter from time to time.

Section 10.14 Minutes

Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat to have been duly passed and taken.

Section 10.15 Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Debentureholders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by the holders of 66 ⅔% of the principal amount of all the outstanding Debentures, by an instrument in writing signed in one or more counterparts and the expression “Extraordinary Resolution” when used in this Indenture shall include an instrument so signed.

Section 10.16 Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article at a meeting of Debentureholders shall be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument in writing signed by Debentureholders in accordance with Section 10.15 shall be binding upon all the Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

Section 10.17 Evidence of Rights of Debentureholders

(1)	Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Debentureholders may be in any number of concurrent instruments of similar tenor signed or executed by such Debentureholders.

(2)	The Trustee may, in its discretion, require proof of execution in cases where it deems proof desirable and may accept such proof as it shall consider proper.

Article 11 - NOTICES

Section 11.1 Notice to Corporation

Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if delivered to the Corporation at:

Yerbae Brands Corp.
18801 N. Thompson Peak Parkway, Suite D-380
Scottsdale, Arizona 85255

Attention:	Todd Gibson, Chief Executive Officer
Email:	todd@yerbae.com

Attention:	William Finn, Chief Financial Officer
Email:	bfinn@yerbae.com

with a copy (which shall not constitute notice) to:

Clark Wilson LLP
900 – 885 West Georgia Street
Vancouver, BC V6C 3H1

Attention:	Virgil Hlus
Email:	vhlus@cwilson.com

and shall be deemed to have been effectively given as of the date of such receipt confirmation, or if given by registered letter, postage prepaid, to such office and so addressed and, if mailed, shall be deemed to have been effectively given three (3) days following the mailing thereof., or if given by email, on the next Business Day following the date of transmission provided that its contents are transmitted and received completed and accurately.

The Corporation may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture.

Section 11.2 Notice to Debentureholders

(1)	All notices to be given hereunder with respect to the Debentures shall be deemed to be validly given to the holders thereof if sent by first class mail, postage prepaid, by letter or circular addressed to such holders at their post office addresses appearing in any of the registers hereinbefore mentioned and shall be deemed to have been effectively given three (3) days following the day of mailing. Accidental error or omission in giving notice or accidental failure to mail notice to any Debentureholder or the inability of the Corporation to give or mail any notice due to anything beyond the reasonable control of the Corporation shall not invalidate any action or proceeding founded thereon.

(2)	If any notice given in accordance with the foregoing paragraph would be unlikely to reach the Debentureholders to whom it is addressed in the ordinary course of post by reason of an interruption in mail service, whether at the place of dispatch or receipt or both, the Corporation shall give such notice by publication at least once in Toronto, Ontario (or in such of those cities as, in the opinion of the Trustee, is sufficient in the particular circumstances), each such publication to be made in a daily newspaper of general circulation in the designated city.

(3)	Any notice given to Debentureholders by publication shall be deemed to have been given on the day on which publication shall have been effected at least once in each of the newspapers in which publication was required.

(4)	All notices with respect to any Debenture may be given to whichever one of the holders thereof (if more than one) is named first in the registers hereinbefore mentioned, and any notice so given shall be sufficient notice to all holders of any persons interested in such Debenture.

Section 11.3 Notice to Trustee

Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered, receipt confirmed, to the Trustee at:

Odyssey Trust Company
United Kingdom Building
350 – 409 Granville St
Vancouver, BC, V6C 1T2

Attention:	Corporate Trust
Email:	corptrust@odysseytrust.com

and shall be deemed to have been effectively given as of the date of such receipt confirmation, or if given by registered letter, postage prepaid, to such office and so addressed and, if mailed, shall be deemed to have been effectively given three (3) days following the mailing thereof, or if given by email, on the next Business Day following the date of transmission provided that its contents are transmitted and received.

Section 11.4 Mail Service Interruption

If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Trustee would reasonably be unlikely to reach its destination by the time notice by mail is deemed to have been given pursuant to Section 12.3, such notice shall be valid and effective only if delivered at the appropriate address in accordance with Section 12.3.

Article 12 - CONCERNING THE TRUSTEE

Section 12.1 No Conflict of Interest

The Trustee represents to the Corporation that to the best of its knowledge at the date of execution and delivery by it of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder but if, notwithstanding the provisions of this Section 12.1, such a material conflict of interest exists, or hereafter arises, the validity and enforceability of this Indenture, and the Debentures issued hereunder, shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists or arises but the Trustee shall, within 30 days after ascertaining that it has a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 12.2.

Section 12.2 Replacement of Trustee

(1)	The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation 90 days’ notice in writing or such shorter notice as the Corporation may accept as sufficient. If at any time a material conflict of interest exists in the Trustee’s role as a fiduciary hereunder the Trustee shall, within 30 days after ascertaining that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in this Section 12.2. The validity and enforceability of this Indenture and of the Debentures issued hereunder shall not be affected in any manner whatsoever by reason only that such a material conflict of interest exists. In the event of the Trustee resigning or being removed or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Debentureholders. Failing such appointment by the Corporation, the retiring Trustee or any Debentureholder may apply to a court of competent jurisdiction in the Province of Ontario, at the Corporation’s expense, for the appointment of a new Trustee but any new Trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Debentureholders and the appointment of such new Trustee shall be effective only upon such new Trustee becoming bound by this Indenture. Any new Trustee appointed under any provision of this Section 12.2 shall be a corporation authorized to carry on the business of a trust company in one or more of the Provinces of Canada. On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

(2)	Any company into which the Trustee may be merged or, with or to which it may be consolidated, amalgamated or sold, or any company resulting from any merger, consolidation, sale or amalgamation to which the Trustee shall be a party, or any company which shall purchase all or substantially all of the corporate trust book of business of the Trustee, shall be the successor trustee under this Indenture without the execution of any instrument or any further act. Nevertheless, upon the written request of the successor Trustee or of the Corporation, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and, upon receipt by the Trustee of payment in full for any outstanding charges due to it, shall duly assign, transfer and deliver all property and money held by such Trustee to the successor Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Corporation be required by any new Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of said new Trustee, be made, executed, acknowledged and delivered by the Corporation.

Section 12.3 Duties of Trustee

In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Debentureholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

Section 12.4 Reliance Upon Declarations, Opinions, etc.

In the exercise of its rights, duties and obligations hereunder the Trustee may, if acting in good faith, rely, as to the truth of the statements and accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports or certificates furnished pursuant to any covenant, condition or requirement of this Indenture or required by the Trustee to be furnished to it in the exercise of its rights and duties hereunder, if the Trustee examines such statutory declarations, opinions, reports or certificates and determines that they comply with Section 12.5, if applicable, and with any other applicable requirements of this Indenture. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable. Without restricting the foregoing, the Trustee may rely on an opinion of Counsel satisfactory to the Trustee notwithstanding that it is delivered by a solicitor or firm which acts as solicitors for the Corporation.

Section 12.5 Evidence and Authority to Trustee, Opinions, etc.

(1)	The Corporation shall furnish to the Trustee evidence of compliance with the conditions precedent provided for in this Indenture relating to any action or step required or permitted to be taken by the Corporation or the Trustee under this Indenture or as a result of any obligation imposed under this Indenture, including without limitation, the certification and delivery of Debentures hereunder, the satisfaction and discharge of this Indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation, forthwith if and when (a) such evidence is required by any other Section of this Indenture to be furnished to the Trustee in accordance with the terms of this Section 12.5, or (b) the Trustee, in the exercise of its rights and duties under this Indenture, gives the Corporation written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

(2)	Such evidence shall consist of

(a)	a certificate made by any two officers or directors of the Corporation, stating that any such condition precedent has been complied with in accordance with the terms of this Indenture;

(b)	in the case of a condition precedent compliance with which is, by the terms of this Indenture, made subject to review or examination by a solicitor, an opinion of Counsel that such condition precedent has been complied with in accordance with the terms of this Indenture; and

(c)	in the case of any such condition precedent compliance with which is subject to review or examination by auditors or accountants, an opinion or report of the Auditors of the Corporation whom the Trustee for such purposes hereby approves, that such condition precedent has been complied with in accordance with the terms of this Indenture.

(3)	Whenever such evidence relates to a matter other than the certificates and delivery of Debentures and the satisfaction and discharge of this Indenture, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, engineer or appraiser or any other Person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a trustee, officer or employee of the Corporation it shall be in the form of a statutory declaration. Such evidence shall be, so far as appropriate, in accordance with the immediately preceding paragraph of this Section.

(4)	Each statutory declaration, certificate, opinion or report with respect to compliance with a condition precedent provided for in the Indenture shall include (a) a statement by the Person giving the evidence that he has read and is familiar with those provisions of this Indenture relating to the condition precedent in question, (b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such evidence are based, (c) a statement that, in the belief of the Person giving such evidence, he has made such examination or investigation as is necessary to enable him to make the statements or give the opinions contained or expressed therein, and (d) a statement whether in the opinion of such Person the conditions precedent in question have been complied with or satisfied.

(5)	The Corporation shall furnish or cause to be furnished to the Trustee at any time if the Trustee reasonably so requires, its certificate that the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance. The Corporation shall, whenever the Trustee so requires, furnish the Trustee with evidence by way of statutory declaration, opinion, report or certificate as specified by the Trustee as to any action or step required or permitted to be taken by the Corporation or as a result of any obligation imposed by this Indenture.

Section 12.6 Officer’s Certificates Evidence

Except as otherwise specifically provided or prescribed by this Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee, if acting in good faith, may rely upon an Officer’s Certificate.

Section 12.7 Experts, Advisers and Agents

The Trustee may:

(a)	employ or retain and act and rely on the opinion or advice of or information obtained from any solicitor, auditor, valuer, engineer, surveyor, appraiser or other expert, whether obtained by the Trustee or by the Corporation, or otherwise, and shall not be liable for acting, or refusing to act, in good faith on any such opinion or advice and shall not be responsible for any misconduct on the part of any of them and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid. The reasonable costs of such services shall be added to and become part of the Trustee’s remuneration hereunder; and

(b)	employ such agents and other assistants as it may reasonably require for the proper discharge of its duties hereunder, and may pay reasonable remuneration for all services performed for it, but it is not responsible for any misconduct, negligence, mistake or error of judgment on the part of any of them (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trusts hereof and any solicitors employed or consulted by the Trustee may, but need not be, solicitors for the Corporation.

Section 12.8 Trustee May Deal in Debentures

Subject to Section 12.1 and 12.3, the Trustee may, in its personal or other capacity, buy, sell, lend upon and deal in the Debentures and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

Section 12.9 Investment of Monies Held by Trustee

Until released in accordance with this Agreement, monies held by the Trustee shall be kept segregated in the records of the Trustee and shall be deposited in one or more interest- bearing trust accounts to be maintained by the Trustee in the name of the Trustee at one or more banks having a Standard and Poors Issuer Credit rating of AA- or above (an “Approved Bank”). All amounts held by the Trustee pursuant to this Agreement shall be held by the Trustee pursuant to the term of this Agreement and shall not give rise to a debtor-creditor or other similar relationship. The amounts held by the Trustee pursuant to this Agreement are at the sole risk of the Corporation and, without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for any diminution of the monies which may result from any deposit made with an Approved Bank pursuant to this Section 12.9, including any losses resulting from a default by the Approved Bank or other credit losses (whether or not resulting from such a default) and any credit or other losses on any deposit liquidated or sold prior to maturity. The parties hereto acknowledge and agree that the Trustee will have acted prudently in depositing the monies at any Approved Bank.

Section 12.10 Trustee Not Ordinarily Bound

Except as provided in Section 7.2 and as otherwise specifically provided herein, the Trustee shall not, subject to Section 13.3, be bound to give notice to any Person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Corporation of any of the obligations herein imposed upon the Corporation or of the covenants on the part of the Corporation herein contained, nor in any way to supervise or interfere with the conduct of the Corporation’s business, unless the Trustee shall have been required to do so in writing by the holders of not less than 25% of the aggregate principal amount of the Debentures then outstanding or by any Extraordinary Resolution of the Debentureholders passed in accordance with the provisions contained in Article 10, and then only after it shall have been funded and indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

Section 12.11 Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

Section 12.12 Trustee Not Bound to Act on Corporation’s Request

Except as otherwise specifically provided in this Indenture, the Trustee shall not be bound to act in accordance with any direction or request of the Corporation until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

Section 12.13 Conditions Precedent to Trustee’s Obligations to Act Hereunder

(1)	The Corporation shall promptly reimburse the Trustee for any costs, charges and expenses and liabilities of the Trustee incurred in connection with the Trustee’s performance under the Indenture or upon the request of the Trustee, advance funds to the Trustee to cover any of the foregoing.

(2)	The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(3)	None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

(4)	The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them for which Debentures the Trustee shall issue receipts.

Section 12.14 Authority to Carry on Business

The Trustee represents to the Corporation that at the date of execution and delivery by it of this Indenture it is authorized to carry on the business of a trust company in both the Province of Alberta and the Province of Ontario but if, notwithstanding the provisions of this Section 12.4, it ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the securities issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in at least one of the provinces of Canada, either become so authorized or resign in the manner and with the effect specified in Section 12.2.

Section 12.15 Compensation and Indemnity

(1)	The Corporation shall pay to the Trustee from time to time compensation for its services hereunder as agreed separately by the Corporation and the Trustee, and shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of its duties under this Indenture (including the reasonable and documented compensation and disbursements of its Counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under this Indenture shall be finally and fully performed. Any fees and expenses of the Trustee in connection herewith shall be paid by the Corporation within 30 days of issuance of an invoice therefor and, if not so paid, shall bear interest at a rate per annum to the then-current rate of interest charged by the Trustee to its corporate clients. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust.

(2)	The Corporation hereby indemnifies and holds the Trustee and its affiliates, their successors and assigns, as well as its and their respective directors, officers, employees and agents, harmless from and against any and all claims, demands, assessments, interest, penalties, actions, suits, proceedings, liabilities, losses, damages, costs and expenses, including, without limiting the foregoing, expert, consultant and counsel fees and disbursements on a solicitor and client basis, arising from or in connection with any actions or omissions that the Trustee or they take pursuant to this Indenture, provided that any such action or omission is without gross negligence, bad faith or wilful misconduct or is taken on advice and instructions given to the Trustee or them by the Corporation, or the Corporation’s representatives, including the Corporation’s legal counsel, or counsel consulted by the Trustee or them. This indemnity shall survive the resignation or removal of the Trustee and the termination or discharge of this Indenture.

(3)	Notwithstanding any other provision of this Indenture, the Trustee shall not be liable for any (i) breach by any other party of the Applicable Securities Legislation, (ii) lost profits or (iii) punitive, consequential or special damages of any Person. Notwithstanding the foregoing or any other provision of this Indenture, other than in respect of fraud, bad faith, gross negligence and wilful misconduct, any liability of the Trustee shall be limited, in the aggregate, to the amount of annual retainer fees paid by the Corporation to the Trustee under this Indenture in the twelve months immediately prior to the Trustee receiving the first notice of the claim.

(4)	In the event that any funds to be disbursed by the Trustee in accordance herewith are received by the Trustee in the form of an uncertified cheque or cheques, the Trustee shall be entitled to delay the time for disbursement of such funds hereunder until such uncertified cheque or cheques have cleared in the ordinary course the financial institution upon which the same are drawn.

Section 12.16 Acceptance of Trust

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Debentureholders, subject to all the terms and conditions herein set forth.

Section 12.17 Third Party Interests

Each party to this Indenture (in this paragraph referred to as a “representing party”) hereby represents to the Trustee that any account to be opened by, or interest to be held by, the Trustee in connection with this Indenture, for or to the credit of such representing party, either (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case such representing party hereby agrees to complete, execute and deliver forthwith to the Trustee a declaration, in the Trustee’s prescribed form or in such other form as may be satisfactory to it, as to the particulars of such third party.

Section 12.18 Anti-Money Laundering

The Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgment, acting reasonably, determines that such act might cause it to be in noncompliance with any applicable anti- money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline. Further, should the Trustee, in its sole judgment, acting reasonably, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti- money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice sent to the Corporation provided that (i) the Trustee’s written notice shall describe the circumstances of such non-compliance; and (ii) if such circumstances are rectified to the Trustee’s satisfaction within such 10-day period, then such resignation shall not be effective.

Section 12.19 Privacy Laws

The parties acknowledge that the Trustee may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes:

(a)	to provide the services required under this Indenture and other services that may be requested from time to time;

(b)	to help the Trustee manage its servicing relationships with such individuals;

(c)	to meet the Trustee’s legal and regulatory requirements; and

(d)	if Social Insurance Numbers are collected by the Trustee, to perform tax reporting and to assist in verification of an individual’s identity for security purposes.

Each party acknowledges and agrees that the Trustee may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Indenture for the purposes described above and, generally, in the manner and on the terms described in its Privacy Code, which the Trustee shall make available on its website, www.odysseytrust.com, or upon request, including revisions thereto. The Trustee may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides.

Further, each party agrees that it shall not provide or cause to be provided to the Trustee any personal information relating to an individual who is not a party to this Indenture unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

Section 12.20 Force Majeure

Neither party shall be liable to the other, or held in breach of this Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

Section 12.21 Withholding Obligations

For greater certainty, the Trustee shall, as directed by the Corporation, withhold, from any payment made to a Debentureholder pursuant to the terms of this Indenture, the amount of any applicable withholding taxes required to be withheld in respect of such payment, and the Trustee shall remit such withheld amounts to the appropriate governmental authority, as and when required. For the purposes of determining the appropriate withholdings to be made from any payment to be made to a Debentureholder, the Corporation and the Trustee agree to cooperate and to provide each other with any relevant information they have with respect to the Debentureholders.

Article 13 - SUPPLEMENTAL INDENTURES

Section 13.1 Supplemental Indentures

From time to time the Trustee and, when authorized by a resolution of the directors of Corporation, the Corporation, may, subject to the provisions hereof and subject to the prior approval of the Exchange (or such other recognized stock exchange on which the Common Shares are then listed), as applicable, and they shall when required by this Indenture, execute, acknowledge and deliver by their proper officers deeds or indentures supplemental hereto which thereafter shall form part hereof, for any one or more of the following purposes:

(a)	adding to the covenants of the Corporation herein contained for the protection of the Debentureholders, or providing for events of default, in addition to those herein specified;

(b)	making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Debentures which do not affect the substance thereof and which in the opinion of the Trustee relying on an opinion of Counsel will not be prejudicial to the interests of the Debentureholders;

(c)	evidencing the succession, or successive successions, of others to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

(d)	giving effect to any Extraordinary Resolution passed as provided in Article 10; and

(e)	for any other purpose not inconsistent with the terms of this Indenture.

Unless the supplemental indenture requires the consent or concurrence of Debentureholders by Extraordinary Resolution, the consent or concurrence of Debentureholders shall not be required in connection with the execution, acknowledgement or delivery of a supplemental indenture. The Corporation and the Trustee may amend any of the provisions of this Indenture related to matters of United States law or the issuance of Debentures into the United States in order to ensure that such issuances can be made in accordance with applicable law in the United States without the consent or approval of the Debentureholders. Further, the Corporation and the Trustee may without the consent or concurrence of the Debentureholders by supplemental indenture or otherwise, make any changes or corrections in this Indenture which it shall have been advised by Counsel are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omissions or mistakes or manifest errors contained herein or in any indenture supplemental hereto or any Written Direction of the Corporation provided for the issue of Debentures, providing that in the opinion of the Trustee (relying upon an opinion of Counsel) the rights of the Debentureholders are in no way prejudiced thereby.

Article 14 - EXECUTION AND FORMAL DATE

Section 14.1 Execution

This Indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

Section 14.2 Formal Date

For the purpose of convenience this Indenture may be referred to as bearing the formal date of April 13, 2023 irrespective of the actual date of execution hereof.

The parties hereto have executed this Indenture as of the date first written above.

YERBAE BRANDS CORP.

By:	“Todd Gibson”
Name:	Todd Gibson
Title:	Chief Executive Officer

ODYSSEY TRUST COMPANY

By:	“Dan Sander”
Name:	Dan Sander
Title:	President, Corporate Trust

By:	“Amy Douglas”
Name:	Amy Douglas
Title:	Director, Corporate Trust

A-1

Schedule A

Form of Debenture

[DEBENTURES LEGEND]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE APPLICABLE ISSUE DATE].

(CDS LEGEND – TO BE INCLUDED IF BEING ISSUED TO CDS)

THIS DEBENTURE IS A GLOBAL DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREIN REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS DEBENTURE MAY NOT BE TRANSFERRED TO OR EXCHANGED FOR DEBENTURES REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITORY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST INDENTURE DATED AS OF APRIL 13, 2023 BETWEEN YERBAE BRANDS CORP. AND ODYSSEY TRUST COMPANY (THE “INDENTURE”). EVERY DEBENTURE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS DEBENTURE SHALL BE A GLOBAL DEBENTURE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO YERBAE BRANDS CORP. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

(U.S. LEGEND – TO BE INCLUDED ON ALL DEBENTURES ISSUED TO U.S. PERSONS OR IN THE UNITED STATES PURSUANT TO RULE 506.)

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF YERBAE BRANDS CORP. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS. PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (B) ABOVE IF REQUIRED BY THE CORPORATION OR THE TRUSTEE THE HOLDER FIRST FURNISHES TO THE CORPORATION AND THE TRUSTEE AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION AND THE TRUSTEE TO SUCH EFFECT.

A-2

CUSIP ♦

ISIN ♦

[Note: CUSIP / ISIN above applicable in respect of Debentures issued on initial closing date. New 4-month restricted CUSIP / ISIN required for any issuance of Debentures on a subsequent closing date.]

No. ______________

$ ______________

YERBAE BRANDS CORP.

(A corporation incorporated under the laws of the Province of British Columbia)

6% UNSECURED CONVERTIBLE DEBENTURE

DUE: April 30, 2025

YERBAE BRANDS CORP. (the “Corporation”) for value received hereby acknowledges itself indebted and, subject to the provisions of the Debenture Indenture (the “Indenture”) dated as of April 13, 2023 between the Corporation and Odyssey Trust Company (the “Trustee”), promises to pay to the registered holder hereof on April 30, 2025 or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture (any such date, the “Maturity Date”) the principal sum of ______________Dollars ($_____________) in lawful money of the United States of America on presentation and surrender of this Debenture at the office of the Trustee in Vancouver, British Columbia, in accordance with the terms of the Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof from, and including, April 13, 2023, at the rate of 6% per annum (based on a year of 360 days comprised of twelve 30-day months), to fall due on the Maturity Date and, should the Corporation at any time make default in the payment of any principal, premium, if any, or interest, to pay interest on the amount in default at the same rate, in like money and on the same dates. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day.

The Corporation shall pay accrued but unpaid interest on the Debentures on an Interest Payment Date by delivering to each holder of Debentures that number of Common Shares obtained by dividing the interest amount payable to such holder on the applicable Interest Payment Date by the Market Price of the Common Shares on the applicable Interest Payment Date. The Corporation will issue such Common Shares as soon as reasonably practicable and no later than 5 days from such Interest Payment Date. For the purposes hereof, “Market Price” has the meaning ascribed to such term in the Indenture.

This Debenture is one of the “6% Unsecured Convertible Debentures” (referred to herein as the “Debentures”) of the Corporation issued or issuable under the provisions of the Indenture. The Debentures authorized for issue immediately are limited to an aggregate principal amount of $3,450,000 in lawful money of the United States of America.

Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the Debentures are or are to be issued and held and the rights and remedies of the holders of the Debentures and of the Corporation and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the holder of this Debenture by acceptance hereof assents.

A-3

The Debentures are issuable only in denominations of $1,000 and integral multiples thereof. Upon compliance with the provisions of the Indenture, Debentures of any denomination may be exchanged for an equal aggregate principal amount of Debentures in any other authorized denomination or denominations.

Any part, being $1,000 or an integral multiple thereof, of the principal of this Debenture, provided that the principal amount of this Debenture is in a denomination in excess of $1,000, is convertible, at the option of the holder hereof, upon surrender of this Debenture at the office of the Trustee in Vancouver, British Columbia, at any time prior to the close of business on the Business Day preceding the Maturity Date or, if called for repurchase pursuant to a Change of Control (as defined in the Indenture) on the Business Day immediately prior to the payment date, into Common Shares of the Corporation (the “Common Shares”) (without adjustment for interest accrued hereon or for dividends or distributions on Common Shares issuable upon conversion) at a conversion price of $1.40 (the “Conversion Price”) per Common Share, being a rate of 714 Common Shares for each $1,000 principal amount of Debentures, all subject to the terms and conditions and in the manner set forth in the Indenture. The Indenture makes provision for the adjustment of the Conversion Price in the events therein specified. No fractional Common Shares will be issued on any conversion, and any Common Shares so issuable will be rounded down to the nearest whole number and the holder will not receive any consideration in respect of any such fraction. Holders converting their Debentures will receive accrued and unpaid interest thereon in Common Shares to be determined at the Market Price of the Common Shares on the applicable Interest Payment Date.

Upon the occurrence of a Change of Control, the Corporation is required to make an offer to purchase all of the Debentures at a price equal to 105% of the principal amount of such Debentures plus accrued and unpaid interest up to, but excluding, the Change of Control Purchase Date. If 90% or more of the principal amount of all Debentures outstanding on the date the Corporation provides notice of a Change of Control to the Trustee have been tendered for purchase pursuant to the Change of Control Purchase Offer and not withdrawn, the Corporation has the right to redeem all the remaining outstanding Debentures on the same date and at the same price, subject to the terms and conditions described in the Indenture.

Notwithstanding anything to the contrary contained in the Indenture, the Debentures shall not be convertible by any Debentureholder, and neither the Trustee nor the Corporation shall not effect any conversion of the Debentures or otherwise issue any Common Shares pursuant hereto, to the extent (but only to the extent) that, after giving effect to such conversion, the Debentureholder or any of its affiliates would beneficially own in excess of 9.9% (the “Maximum Percentage”) of the issued and outstanding Common Shares of the Corporation after such exercise. To the extent the above limitation applies, the determination of whether a Debenture shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by any Debentureholder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the holder and its affiliates) shall, subject to the Maximum Percentage limitation, be determined on the basis of the first submission to the Trustee or the Corporation for conversion or exchange (as the case may be) and approved by the Corporation. No prior inability to convert a Debenture or to issue Common Shares pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of convertibility. For purposes of this Section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with National Instrument 55-104 Insider Reporting Requirements and Exemptions. The limitations contained in this Section shall apply to a successor holder of the Debentures. Unless otherwise agreed to by the parties hereto, by written notice to the Trustee and the Corporation, the holder may increase or decrease the Maximum Percentage to any other percentage provided that: (a) any such increase will not be effective until the 61st day after such notice is delivered to the Trustee and the Corporation, and (b) any such increase or decrease will apply only to the holder sending such notice.

A-4

This Debenture and the Common Shares issuable upon conversion hereof have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Debenture may not be converted by or for the account or benefit of a U.S. Person or a person in the United States absent an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. In addition, this Debenture and the underlying Common Shares may not be offered and sold to a U.S. Person or a person in the United States. “U.S. Person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

The indebtedness evidenced by this Debenture, and by all other Debentures now or hereafter certified and delivered under the Indenture, is a direct unsecured obligation of the Corporation.

The Indenture contains provisions binding upon all holders of Debentures outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments signed by the holders of a specified majority of the Debentures outstanding, which resolutions or instruments may have the effect of amending the terms of this Debenture or the Indenture.

The Indenture contains provisions disclaiming any personal liability on the part of holders of Common Shares and officers, directors and employees of the Corporation in respect of any obligation or claim arising out of the Indenture or this Debenture.

This Debenture may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept by the Trustee at its principal office in Vancouver, British Columbia and in such other place or places and/or by such other registrars (if any) as the Corporation with the approval of the Trustee may designate. No transfer of this Debenture shall be valid unless made on the register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and upon surrender of this Debenture for cancellation. Thereupon a new Debenture or Debentures in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

Capitalized words or expressions used in this Debenture shall, unless otherwise defined herein, have the meaning ascribed thereto in the Indenture. In the event of any inconsistency between the terms of this Debenture and the Indenture, the terms of the Indenture shall govern.

A-5

IN WITNESS WHEREOF the Corporation has caused this Debenture Certificate to be duly executed as of __________________, 2025____.

YERBAE BRANDS CORP.

By:
Authorized Signatory

Countersigned by:

ODYSSEY TRUST COMPANY

By:
Name:	♦
Title:	♦

A-6

TRUSTEE’S CERTIFICATE

This Debenture is one of the “6% Unsecured Convertible Debentures” due April 30, 2025 referred to in the Indenture within mentioned.

Dated: _____________________, 2025___.

ODYSSEY TRUST COMPANY

By:
Name:	♦
Title:	♦

REGISTRATION PANEL

(No writing hereon except by Trustee or other registrar)

Date of Registration	In Whose Name Registered	Signature of Trustee or Registrar

A-7

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto __________________________, whose address and social insurance number, if applicable, are set forth below, this Debenture (or $_______________ principal amount hereof*) of YERBAE BRAND CORP. standing in the name(s) of the undersigned in the register maintained by the Corporation with respect to such Debenture and does hereby irrevocably authorize and direct the Trustee to transfer such Debenture in such register, with full power of substitution in the premises.

Dated:

Address of Transferee:
(Street Address, City, Province and Postal Code)

Social Insurance Number of Transferee, if applicable:

*If less than the full principal amount of the within Debenture is to be transferred, indicate in the space provided the principal amount (which must be $1,000 or an integral multiple thereof, unless you hold an Debenture in a non-integral multiple of $1,000 by reason of your having exercised your right to exchange upon the making of a Change of Control Purchase Offer, in which case such Debenture is transferable only in its entirety) to be transferred.

THE UNDERSIGNED ASSIGNOR HEREBY CERTIFIES AND DECLARES that the Debentures are not being offered, sold or transferred to, or for the account or benefit of, a U.S. Person (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)) or a person within the United States unless registered under the U.S. Securities Act and any applicable state securities laws or unless an exemption from such registration is available.

☐ Check if the undersigned transferor is a U.S. Purchaser that acquired Debentures under the Offering as “restricted securities” and which are represented by one or more Debenture Certificates endorsed with a U.S. Legend pursuant to Section 2.15(1) of the Indenture.

REASON FOR TRANSFER – For U.S. Residents only (where the individual(s) or corporation receiving the securities is a U.S. resident). Please select only one (see instructions below).

☐ Gift	☐ Estate	☐ Private Sale	☐ Other (or no change in ownership)

Date of Event (Date of gift, death or sale):	Value per Debenture on the date of event:

☐ CAD or ☐ USD

1.	The signature(s) of the transferor(s) must correspond with the name(s) as written upon the face of this certificate(s), in every particular, without alteration or enlargement, or any change whatsoever. The signature(s) on this form must be guaranteed by a chartered bank, or by a member of an acceptable Medallion Signature Guarantee Program (STAMP, SUMP, NYSE, MSP). Notarized or witnessed signatures are not acceptable as guaranteed signatures. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”, “MEDALLION GUARANTEED” OR “SIGNATURE & AUTHORITY TO SIGN GUARANTEE”, all in accordance with the transfer agent’s then current guidelines and requirements at the time of transfer. For corporate holders, corporate signing resolutions, including certificate of incumbency, will also be required to accompany the transfer unless there is a “SIGNATURE & AUTHORITY TO SIGN GUARANTEE” Stamp affixed to the Form of Transfer obtained from an authorized officer of the Royal Bank of Canada, Scotia Bank or TD Canada Trust or a “MEDALLION GUARANTEED” Stamp affixed to the Form of Transfer, with the correct prefix covering the face value of the certificate.

2.	The registered holder of this Debenture is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Debenture.

Signature of Guarantor:

Authorized Officer	Signature of transferring registered holder

Name of Institution

B-1

Schedule B

Form of Notice of Conversion

CONVERSION NOTICE

To:	YERBAE BRANDS CORP. (the “Corporation”)

c/o:	ODYSSEY TRUST COMPANY (the “Trustee”)

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

The undersigned registered holder of 6% Unsecured Convertible Debentures irrevocably elects to convert such Debentures (or $________________ principal amount thereof*) in accordance with the terms of the Indenture referred to in such Debentures and tenders herewith the Debentures and directs that the Common Shares of YERBAE BRANDS CORP. issuable upon a conversion be issued and delivered to the person indicated below. (If Common Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned and a Residency Declaration Form and the Form of Assignment must be completed and delivered in respect of such other person).

If the Debentures are being converted by, or for the account or benefit of a U.S. person or a person in the United States, the undersigned represents, warrants and certifies as follows (one only) of the following must be checked):

☐ A. The undersigned has not been solicited to convert the Debentures by any person, or if the undersigned has been solicited to convert the Debentures, the undersigned has confirmed that no commission or remuneration has been or will be paid or given, directly or indirectly, for soliciting such conversion, and the undersigned acknowledges that the Corporation is relying on the registration exemption provided by section 3(a)(9) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), to issue the Common Shares; OR

☐ B. The undersigned has delivered to the Corporation and the Trustee an opinion of counsel reasonably satisfactory to the Corporation to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available. (Note: If this box is to be checked, holders are encouraged to consult with the Corporation in advance to determine that the legal opinion tendered in connection with conversion will be satisfactory in form and substance to the Corporation.)

☐ If the undersigned has checked Box A or B, and the undersigned has determined with the benefit of legal advice that the restrictions on transfer contained in the Indenture and the U.S. Legend are not required to be imposed on the beneficial interest of the undersigned in order to maintain compliance with the U.S. Securities Act, the undersigned has caused to be delivered to the Corporation and the Trustee, at the request of the Corporation or the Trustee, an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Corporation, to the foregoing effect.

Dated:
(Signature of Registered Holder

*	If less than the full principal amount of the Debentures, indicate in the space provided the principal amount (which must be $1,000 or integral multiples thereof).

NOTE	If Common Shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a chartered bank, a trust company or by a member of an acceptable Medallion Guarantee Program. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

(Print name in which Common Shares are to be issued, delivered and registered)

Name:

Address

(City, Province and Postal Code)

Name of guarantor:

Authorized signature:

C-1

Schedule C

Common Share Legend

[TO BE INCLUDED IF ISSUED WITHIN 4 MONTHS AND A DAY AFTER THE APPLICABLE ISSUE DATE]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE APPLICABLE ISSUE DATE].

[TO BE INCLUDED IF ISSUED TO U.S. PERSONS OR IN THE UNITED STATES PURSUANT TO RULE 506]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF YERBAE BRANDS CORP. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 THEREUNDER, IF AVAILABLE, OR (ii) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND, IN THE CASE OF (C)(i) OR (D) ABOVE, THE HOLDER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION AND THE TRANSFER AGENT TO SUCH EFFECT. THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.

D-1

Schedule D

Form of Certificate of Transfer

To:	YERBAE BRANDS CORP.

c/o:	ODYSSEY TRUST COMPANY
United Kingdom Building 350 – 409 Granville St Vancouver, BC, V6C 1T2

Re:	Transfer of Debentures

Reference is hereby made to the Indenture, dated as of April 13, 2023 (the “Indenture”), between YERBAE BRANDS CORP., as issuer (the “Corporation”), and ODYSSEY TRUST COMPANY, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

_________________ (the “Transferor”) owns and proposes to transfer the Debentures or interests in such Debentures specified in Annex A hereto, in the principal amount of $______________ (the “Transfer”), to ________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that

[CHECK ALL THAT APPLY]

1.	☐ [Intentionally Omitted]

2.	☐ Check if Transferee will take delivery of an interest in an Unrestricted Uncertificated Debenture or an Unrestricted Physical Debenture pursuant to Regulation S.

The Transfer is being effected pursuant to and in accordance with Rule 904 of Regulation S (“Regulation S”) under the U.S. Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transferor is not an “affiliate” of the Corporation as that term is defined in Rule 405 under the Securities Act, (ii) the offer was not made, and the Transfer is not being made, to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (iii) neither the Transferor nor any affiliate of the Transferor nor any Person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the Transfer, (iv) the Transfer is bona fide and not for the purpose of “washing off’ the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the Securities Act), (v) the Transferor does not intend to replace such securities with fungible unrestricted securities and (vi) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Terms used in this section have the meaning given to them by Regulation S.

3.	☐ Check and complete if Transferee will take delivery of an interest in an Unrestricted Uncertificated Debenture or an Unrestricted Physical Debenture pursuant to any provision of the Securities Act other than Regulation S.

(a)	☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the U.S. Securities Act (“Rule 144”) and in compliance with the transfer restrictions contained in the Indenture and any applicable securities laws and (ii) the restrictions on transfer contained in the Indenture and the U.S. Legend are not required to be imposed on the beneficial interest of the Transferor in order to maintain compliance with the Securities Act.

(b)	☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144A, Regulation S or Rule 144, and in compliance with the transfer restrictions contained in the Indenture and any applicable securities laws and (ii) the restrictions on transfer contained in the Indenture and the U.S. Legend are not required to be imposed on the beneficial interest of the Transferor in order to maintain compliance with the Securities Act.

In connection with requests for transfers pursuant to item 3(a) or item 3(b) above, the Transferor must deliver to the Trustee an opinion of counsel of recognized standing in form and substance satisfactory to the Trustee and reasonably satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the Securities Act or state securities laws.

This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation.

[Insert Name of Transferor]

By:
Name:	♦
Title:	♦

Dated: _____________________, 2025____

D-2

ANNEX A TO CERTIFICATE OF TRANSFER

4.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b) OR (c) OR (d)]

(a)	☐	a Restricted Uncertificated Debenture CUSIP

(b)	☐	an Unrestricted Uncertificated Debenture CUSIP

(c)	☐	a Restricted Physical Debenture

(d)	☐	an Unrestricted Physical Debenture

5.	After the Transfer the Transferee will hold:

[CHECK ONE OF (a) OR (b) OR (c) OR (d)]

(a)	☐	a Restricted Uncertificated Debenture CUSIP

(b)	☐	an Unrestricted Uncertificated Debenture CUSIP

(c)	☐	a Restricted Physical Debenture

(d)	☐	an Unrestricted Physical Debenture

in accordance with the terms of the Indenture.

E-1

Schedule E

Form of Certificate of Exchange

To:	YERBAE BRANDS CORP.

c/o:	ODYSSEY TRUST COMPANY
United Kingdom Building 350 – 409 Granville St Vancouver, BC, V6C 1T2

Re:	Exchange of Debentures

(CUSIP ♦ / ISIN ♦)

Reference is hereby made to the Indenture, dated as of April 13, 2023 (the “Indenture”), between YERBAE BRANDS CORP., as issuer (the “Corporation”), and ODYSSEY TRUST COMPANY, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

___________________ (the “Owner”) owns and proposes to exchange the Debentures or interests in such Debentures specified herein, in the principal amount of $_______________ (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1.	Exchange of Restricted Physical Debentures or Restricted Uncertificated Debenture for Unrestricted Physical Debentures or Unrestricted Uncertificated Debenture

☐	(a) Check if Exchange is a Restricted Uncertificated Debenture to an Unrestricted Uncertificated Debenture.

In connection with the Exchange of the Restricted Uncertificated Debenture for an Unrestricted Uncertificated Debenture in an equal principal amount, the Owner hereby certifies (i) the interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Uncertificated Debentures and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the U.S. Legend are not required to be imposed on the beneficial interest of the Owner in order to maintain compliance with the Securities Act and (iv) the interest in an Unrestricted Uncertificated Debenture is being acquired in compliance with any applicable securities laws.

☐	(b) Check if Exchange is from Restricted Physical Debenture to Unrestricted Physical Debenture.

In connection with the Owner’s Exchange of a Restricted Physical Debenture for an Unrestricted Physical Debenture, the Owner hereby certifies (i) the Unrestricted Physical Debenture is being acquired for the Owner’s own account without transfer, such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Physical Debentures and pursuant to and in accordance with the Securities Act, the restrictions on transfer contained in the Indenture and the U.S. Legend are not required to be imposed on the Physical Debenture of the Owner in order to maintain compliance with the Securities Act and (iv) the Unrestricted Physical Debenture is being acquired in compliance with any applicable securities laws.

In connection with requests for Exchanges pursuant to item 1(a) or 1(b), the Owner must deliver to the Trustee an opinion of counsel of recognized standing in form and substance satisfactory to the Trustee and reasonably satisfactory to the Corporation, to the effect that the U.S. Legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation.

[Insert Name of Transferor]

By:
Name:	♦
Title:	♦

Dated: ___________________, 2025___